UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12
Greenbrook TMS Inc.
(Name of Registrant as Specified in its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE AND PROXY STATEMENT

FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 26, 2024
MAY 10, 2024

Greenbrook TMS Inc.

Notice of 2024 Annual Meeting of Shareholders
NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of shareholders of Greenbrook TMS Inc. (the “Company”) will be held virtually via live audio webcast online at www.virtualshareholdermeeting.com/GTMS2024 on June 26, 2024 at 10:00 A.M. Eastern time.
What the Meeting is About
We will be seeking shareholder votes on the following items of business at the Meeting:
1.	to elect the directors of the Company to serve until the 2025 Annual Meeting of Shareholders or until their successors are elected or appointed; and
2.	to appoint KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 and authorizing the directors to fix KPMG LLP’s remuneration.
In addition, at the Meeting we will receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2023, including the auditor’s report thereon; and we will transact such other business as may be properly brought before the Meeting or any adjournment or postponement thereof.
The proxy statement accompanying this notice of meeting provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.
The Board of Directors has determined that it is desirable and in the best interest of the Company, the shareholders and the Company’s other stakeholders to again hold this year’s Meeting exclusively by electronic means via live webcast. We hope that hosting a virtual meeting will enable greater participation by our shareholders by allowing shareholders who might not otherwise be able to travel to a physical meeting to attend online. Shareholders and duly appointed proxyholders will be able to listen to, participate in, ask questions, and vote at the Meeting in real time through a web-based platform instead of attending the Meeting in person.
For the Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to our shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send to these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (our “Annual Report”), and for participating and voting via the Internet. The Notice of Internet Availability of Proxy Materials will also provide: (i) information on how shareholders may request, via a toll-free number, an e-mail address or a website, paper copies of our proxy materials (including a proxy card) free of charge; (ii) the date, time and online location of the Meeting; and (iii) the matters to be acted upon at the Meeting and the recommendation of the Board of Directors with regard to each matter. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the proxy materials.
You are entitled to receive notice of and vote at the Meeting, or any adjournment or postponement thereof, if you are a holder of common shares of the Company at the close of business on May 3, 2024 (the “Record Date”).
You have the right to vote your common shares on items 1 and 2 listed above and any other items that may properly come before the Meeting or any adjournment or postponement thereof.
The Meeting will be held virtually, via live audio webcast at www.virtualshareholdermeeting.com/GTMS2024, on June 26, 2024, at 10:00 A.M. Eastern Time. To attend and participate, shareholders as of the Record Date will need a 16-digit control number, which can be found in the Notice of Internet Availability of Proxy Materials.
If you are not able to be participate at the Meeting, please exercise your right to vote prior to the Meeting online at www.proxyvote.com or by signing and returning the form of proxy or voting instruction form in the return envelope to Broadridge Investor Communications Corporation (“Broadridge”) at: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. (Eastern time) on June 25, 2024 or, if the Meeting is adjourned or postponed, the last business day (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.
Management currently intends on only proceeding with the formal items of business of the Meeting without any opening remarks or subsequent management presentations. However, shareholders will still have the opportunity to submit questions during the Meeting through the live webcast.

Greenbrook believes that the ability to participate in the Meeting in a meaningful way remains important despite the decision to hold this Meeting through electronic means. Shareholders will have substantially the same opportunity to vote and submit questions on matters of business at the Meeting as in past years when shareholders meetings were held in person.
You are cordially invited to attend our virtual Meeting, but whether or not you expect to attend (via the Internet), you are urged to read our Proxy Statement and to vote and submit your proxy by following the voting procedures described in the Notice of Internet Availability of Proxy Materials or on the proxy card.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Bill Leonard
President and Chief Executive Officer
Toronto, Ontario
May 10, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2024.
Our Notice of 2024 Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Company’s website at https://www.greenbrooktms.com/investor-relations.

i

(continued)
ii

GENERAL INFORMATION ABOUT THE PROXY STATEMENT
The information contained in this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies to be used at the annual meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (the “Shares”) of Greenbrook TMS Inc. (the “Company”, “Greenbrook”, “we”, “us” or “our”) to be held on June 26, 2024 at 10:00 A.M. (Eastern time) via live audio webcast online at www.virtualshareholdermeeting.com/GTMS2024 and at all adjournments or postponements thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). It is expected that the solicitation will be made primarily by electronic means. On or about May 17, 2024, we will mail to our Shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”). However, paper copies of these proxy materials will be made available upon request. The solicitation of proxies by this Proxy Statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by the Company. The Company’s registered office is located at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4.
The information contained in this Proxy Statement is given as of May 10, 2024 except where otherwise noted. All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars, unless otherwise indicated. Except as expressly provided herein, the information on our website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement, and any references to our website in this Proxy Statement are inactive textual references only.
ABOUT GREENBROOK
Operating through 130 Company-operated treatment centers, Greenbrook is a leading provider of Transcranial Magnetic Stimulation (“TMS”) and Spravato® (esketamine nasal spray), FDA-cleared, non-invasive therapies for the treatment of Major Depressive Disorder (“MDD”) and other mental health disorders, in the United States. TMS therapy provides local electromagnetic stimulation to specific brain regions known to be directly associated with mood regulation. Spravato® is offered to treat adults with treatment-resistant depression and depressive symptoms in adults with MDD with suicidal thoughts or actions. Greenbrook has provided more than 1.45 million TMS treatments to over 43,000 patients struggling with depression.

QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
What is the date, time and place of the Meeting?
You can attend the Meeting by joining the live audio webcast online at www.virtualshareholdermeeting.com/GTMS2024 which will commence at 10:00 A.M. (Eastern time) on June 26, 2024. For details on how to attend and participate in the virtual Meeting, see “How do I attend and participate in the virtual Meeting?” below.
Who can vote at the Meeting?
Only Shareholders as of the close of business on the record date for the Meeting, being May 3, 2024 (the “Record Date”), are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the accompanying proxy card.
At the close of business on the Record Date, 45,602,260 Shares were issued and outstanding.
Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting. Shares of Greenbrook are the only securities of Greenbrook which will have voting rights at the Meeting.
How do I attend and participate in the virtual Meeting?
How you vote depends on whether you are a registered or a non-registered Shareholder. Please read the voting instructions below that are applicable to you.
In order to attend the Meeting, registered Shareholders, duly appointed proxyholders (including non-registered Shareholders who have duly appointed themselves as proxyholder) and guests (including non-registered Shareholders who have not duly appointed themselves as proxyholder) must log in online as set out below.
To participate in the Meeting, Shareholders will need to visit www.virtualshareholdermeeting.com/GTMS2024 and log-in using the 16-digit control number which can be found in the Notice of Internet Availability of Proxy Materials. The Meeting platform is fully supported across browsers and devices running the most updated version of applicable software plug-ins. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the Meeting. The Meeting will begin promptly at 10:00 A.M. (Eastern time) on June 26, 2024. Online check-in will begin starting 15 minutes prior, at 9:45 A.M. (Eastern time). You should allow ample time for online check-in procedures. If you encounter any difficulties accessing the virtual Meeting during the check-in or Meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. The webcast Meeting allows you to attend the Meeting live, submit questions and submit your vote while the Meeting is being held if you have not done so in advance of the Meeting.
Guests will be able to attend the Meeting through the live audio webcast only, by joining the webcast as a guest at www.virtualshareholdermeeting.com/GTMS2024. They will not be able to submit questions or vote.
You may ask a question during the Meeting by typing your question into the “Ask a Question” field and clicking “Submit”.
You must first join the Meeting as described above in “How do I attend and participate in the virtual Meeting?”.
What is the quorum for the Meeting?
The presence at the opening of the Meeting of one person who is entitled to vote either as a Shareholder or as a proxy holder and holding or representing not less than 33 1⁄3% of the outstanding Shares entitled to vote at the Meeting as of the Record Date will constitute a quorum for the transaction of business at the Meeting. In general, Shares represented by a properly signed and returned proxy card, or properly voted by Internet or telephone, or voted by your broker will be counted as Shares present and entitled to vote at the Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.
What does it mean to vote by proxy?
Voting by proxy means that you are giving the person or people named on your proxy form (the “proxyholder”) the authority to vote your Shares for you at the Meeting or any adjournment or postponement.

The Company representatives named on the proxy form will vote your Shares for you, unless you appoint someone else to be your proxyholder. You have the right to appoint a person to represent you at the Meeting other than the persons named on the proxy form. If you want to appoint someone else, you can insert that person’s name in the blank space provided in the form of proxy. That other person does not need to be a Shareholder of the Company. See “Appointee Instructions” below.
Broadridge Investor Communications Corporation (“Broadridge”) must receive your completed proxy form or voting instructions form by 11:59 P.M. (Eastern time) on June 25, 2024, or, if the Meeting is adjourned or postponed, on the last business day (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.
What’s the difference between registered and non-registered (beneficial) Shareholders?
The voting process is different depending on whether you are a registered or non-registered (beneficial) Shareholder:
Registered Shareholders
If you are a “registered holder” (meaning your Shares are registered in your name with our transfer agent, Computershare Investor Services Inc. (“Computershare”)), then you may vote either online at the Meeting or by proxy. If you decide to vote by proxy, you may vote via the Internet, by telephone or by mail and your Shares will be voted at the Meeting in the manner you direct. The Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the internet or by telephone or receive a paper proxy card to vote by mail.
Non-Registered (or Beneficial) Shareholders
If, like most Shareholders, you are a beneficial owner of Shares held in “street name” (meaning a broker, trustee, bank, or other nominee holds Shares on your behalf), and you wish to vote your Shares at the Meeting, you must follow the procedures provided by the nominee that holds your Shares for obtaining a legal proxy to vote such Shares at the Meeting, as well as the registration instructions provided above under “How do I attend and participate in the virtual Meeting?” Alternatively, you may provide voting instructions to the nominee that holds your Shares by completing, signing and returning the voting instruction form that the nominee provides to you, or by using telephone or Internet voting arrangements described on the voting instruction form, the Notice of Internet Availability of Proxy Materials or other materials that the nominee provides to you.
Appointee Instructions
You are encouraged to appoint yourself or such other person (other than the named proxyholders) online at www.proxyvote.com as this will reduce the risk of any mail disruptions in the current environment and will allow you to share the Appointee Information you have created with any other person you have appointed to represent you at the Meeting more easily. If you do not designate an Appointee when completing your form of proxy or voting information form or if you do not provide the exact Appointee Identification Number and Appointee Name to any other person (other than the named proxyholders) who has been appointed to access and vote at the Meeting on your behalf, that other person will not be able to access the Meeting and vote on your behalf.
You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Meeting. Appointees can only be validated at the virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter.
IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.
Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. If the non-registered Shareholder does not wish to attend the virtual Meeting (or have another person participate and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete the form of proxy and deposit it with Broadridge at: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 as described above. If a non-registered Shareholder wishes to participate and vote at the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must strike out the names of the persons named in the proxy and insert the non-registered Shareholder’s (or such other person’s) name in the blank space provided. See above “Appointee Instructions”.
Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.
The proxy materials are being sent or made available to both registered and non-registered owners of Shares. The Company is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Company intends to pay for intermediaries to deliver proxy materials and Form 54-101F7 (request for voting instructions) to “objecting beneficial owners” (as defined in NI 54-101).
What am I voting on at the Meeting?
The following items of business will be covered at the Meeting:
•	Item No. 1—electing directors to serve until the 2025 Meeting of Shareholders or until their successors are elected or appointed; and
•	Item No. 2—appointing an independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 and authorizing the directors to fix their remuneration.
In addition, at the Meeting, we will be receiving the financial statements of the Company for the fiscal year ended December 31, 2023, including the auditor’s report thereon; however, no Shareholder vote will be taken on this matter. In addition, we may be transacting such other business as may be properly brought before the Meeting. As of the date of this Proxy Statement, the Board of Directors (the “Board”) is not aware of any such other business.
How does the Board recommend that I vote?
Our Board recommends that each Shareholder vote “FOR” each of the applicable proposals listed above.
What votes may I cast with regard to each proposal?
You can choose to vote “For” or “Withhold” for Item Nos. 1 and 2. The Shares represented by the proxy form will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.
If you return your proxy form or voting instruction form and do not tell us how you want to vote your Shares, your Shares will be voted “FOR” each director nominee and each proposal by the management representatives named in the proxy.
The form of proxy confers discretionary authority upon the management representatives designated in the form of proxy with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters.
What vote is required in order to approve each proposal?
•
Item No. 1: Under our Majority Voting Policy (as defined herein), a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. See “Item No. 1 – Election of Directors” for more information on our Majority Voting Policy.

•
Item No. 2: The appointment of an independent registered public accounting firm and the authorization of the Board to fix their remuneration requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Withhold” the proposal.

What impact does a “Withhold” vote have?
•
Item No. 1: If you select “Withhold” with respect to the election of a nominee, your vote will have no effect on the votes cast for the purposes of electing such nominee but will be considered in the application of our Majority Voting Policy which is described in “Item No. 1 – Election of Directors” below.

•	Item No. 2: If you select “Withhold”, your vote will have no effect on the votes cast for the purposes of appointing the Company’s independent registered public accounting firm.
What is the effect if I do not cast my vote?
If as a registered Shareholder you do not cast your vote in person or by proxy, no votes will be cast on your behalf on any of the proposals.
If you are a U.S. beneficial Shareholder with an intermediary, you must instruct your U.S. intermediary how to vote your Shares. If, as a U.S. non-registered or beneficial Shareholder, you do not instruct your intermediary on how to vote on any of the proposals at the Meeting, the intermediary has discretionary authority to vote your Shares on Item No. 2, but the intermediary does not have discretionary authority to vote your Shares on the rest of the proposals or any non-routine item, so a “broker non-vote” will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.
How do I change my vote?
A registered Shareholder who has given a proxy may revoke that proxy and change a vote by:
(a)	completing and signing a proxy bearing a later date and depositing it with Broadridge as described above;
(b)
depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing at our registered office at any time before 11:59 P.M. (Eastern time) on June 25, 2024, or on the last business day before any adjournment or postponement of the Meeting at which the proxy is to be used, or

(c)	in any other manner permitted by law.
A non-registered or beneficial Shareholder may revoke a voting instruction form or a waiver of the right to receive proxy materials and to vote given to an intermediary or to the Company, as the case may be, at any time by written notice to the intermediary or the Company, except that neither an intermediary nor the Company is required to act on a revocation of a voting instruction form or on a waiver of the right to receive materials and to vote that is not received by such intermediary or the Company, at least seven days prior to the Meeting.
What does it mean if I receive more than one set of proxy materials?
This means that you own Shares that are registered under different accounts. For example, you may own some Shares directly as a registered Shareholder and other Shares as a non-registered beneficial Shareholder through an intermediary, or you may own Shares through more than one such organization. In these situations, you will receive multiple sets of the Notice of Internet Availability of Proxy Materials and, if you request paper copies, multiple sets of the proxy materials. It is necessary for you to complete and return all proxy cards in order to vote all of the Shares you own. Please make sure you return each proxy card in the accompanying return envelope. You may also vote by Internet or telephone by following the instructions on the Notice of Internet Availability of Proxy Materials and in your proxy materials.
How will proxies be solicited and who will pay the cost of the proxy solicitation?
The solicitation of proxies will be primarily by electronic means, as indicated in the Notice of Internet Availability of Proxy Materials, but the Company’s directors, officers and regular employees may also solicit proxies personally, by telephone or other means. The Company will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. The Company has arranged for intermediaries to forward the Notice of Internet Availability of Proxy Materials and Meeting materials to non-registered or beneficial Shareholders of record, and the Company may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

How can I make a Shareholder proposal for the 2025 Annual Meeting?
If you want to propose a matter for consideration at our 2025 Annual Meeting, then that proposal must be received at our registered office at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4 no later than April 27, 2025, (which is the deadline for a proposal to be valid under the Business Corporations Act (Ontario) (the “OBCA”)), which is later than the January 10, 2025 deadline for Shareholder proposals (including nominations of directors by Shareholders) to be submitted for inclusion in our proxy statement under Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
What if amendments are made to the proposals or if other matters are brought before the Meeting?
With respect to any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, the Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.
As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.
Who will tabulate the votes?
We currently expect that Broadridge will tabulate the votes and be our scrutineer for the Meeting.
When will voting results be disclosed?
Preliminary voting results will be announced at the Meeting. Final voting results will be announced via press release and filed with the Canadian securities regulatory authorities on SEDAR+ at www.sedarplus.ca promptly following the Meeting and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov within four business days of the Meeting.
Who may adjourn the Meeting?
The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the Meeting and entitled to vote even when such Shareholders do not constitute a quorum.
What if I have technical difficulties or trouble accessing the virtual Meeting webcast?
We encourage you to test your computer and internet browser prior to the Meeting at the Meeting URL www.virtualshareholdermeeting.com/GTMS2024. If you encounter any difficulties accessing the Meeting during the check-in or Meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical difficulties may arise during the course of the Meeting. The Chair of the Meeting has discretion as to whether and how the Meeting should proceed if a technical difficulty arises. In exercising this discretion, the Chair of the Meeting will have regard to the number of Shareholders impacted and the extent to which participation in the business of the Meeting is affected. Where the Chair of the Meeting considers it appropriate, the Chair of the Meeting may continue to hold the Meeting and transact business, including conducting a poll and voting in accordance with valid proxy instructions. For this reason, Shareholders are encouraged to complete and submit their form of proxy or voting instruction form in advance of the Meeting even if they plan to attend the Meeting online.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and are subject to the safe harbor created by those sections. This Proxy Statement also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “contemplate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.
Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include those described in our filings with the SEC, including the Annual Report. A copy of this document can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR+ at www.sedarplus.ca; however, we will promptly provide a copy of this document to any Shareholder free of charge upon request. All forward-looking statements in this Proxy Statement speak only as of the date of this Proxy Statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

VOTING SECURITIES
As of May 3, 2024, 45,602,260 Shares were issued and outstanding. Each holder of Shares of record at the close of business on May 3, 2024, the Record Date established for notice of the Meeting, will be entitled to one vote for each Share held on all matters proposed to come before the Meeting.
PRINCIPAL HOLDERS OF VOTING SECURITIES
Security Ownership of Certain Beneficial Owners
The following table states the number of Shares beneficially owned by each person known to the Company who beneficially owns more than 5% of our Shares as of May 8, 2024. The persons listed below are deemed to be the beneficial owners of Shares underlying options, warrants, and conversion instruments that are exercisable within 60 days from the above date. The percentages shown below are based on an aggregate total of 45,602,260 outstanding Shares as of May 3, 2024, plus the number of Shares underlying options, warrants, and conversion instruments that are exercisable within 60 days for the indicated beneficial owner.
Security Ownership of Certain Beneficial Owners
Name of Beneficial Owner	Number of Common Shares	Percent of Class
Madryn Asset Management, LP(1)	63,109,746	61.7%
Greybrook Health Inc.(2)	43,812,200	53.2%
Benjamin Klein(3)	8,725,995	19.1%
Adele C. Oliva(4)	5,026,345	10.4%
Michael Masters(5)	4,327,269	9.5%
(1)
Includes (i) 3,910,605 Shares estimated to be issuable Madryn Asset Management, LP and affiliates (“Madryn”) upon conversion of up to approximately $7.4 million of the outstanding principal amount under the credit agreement dated as of July 14, 2022 (as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time), between Madryn and Greenbrook (the “Credit Agreement”), (ii) 52,835,505 Shares estimated to be issuable to Madryn upon conversion of the subordinated convertible promissory notes sold under the note purchase agreement dated as of August 15, 2023 (“Subordinated Convertible Notes”) and (iii) 6,363,636 Shares issued to Madryn in connection with the non-brokered private placement of Shares that took place on March 23, 2023. Madryn Asset Management, LP holds shared voting power over all 63,109,746 Shares, Madryn Health Partners II, LP holds shared voting power over 3,862,666 Shares, Madryn Health Partners II (Cayman Master), LP holds shared voting power over 58,610,379 Shares, Madryn Health Advisors II, LP and Madryn Health Advisors GP II, LLC each hold shared voting power over 62,473,045, and Madryn Select Advisors, LP, Madryn Select Advisors GP, LLC, and Madryn Select Opportunities, LP each hold shared voting power over 636,701 Shares. Madryn Asset Management, LP’s address is 330 Madison Avenue, Floor 33, New York, New York 10017. This disclosure reflects the Schedule 13D/A filed by Madryn on May 1, 2024.

(2)
Includes (i) 7,000,424 Shares directly held by Greybrook Health Inc. (“Greybrook Health”) and its affiliate, Greybrook Realty Partners Inc. (“Greybrook Realty”), (ii) 36,425,906 Shares estimated to be issuable to Greybrook Health upon conversion by Greybrook Health of the Subordinated Convertible Notes and (iii) 385,870 Shares issuable to Greybrook Health upon exercise of warrants. All 43,812,200 Shares beneficially owned by Greybrook Health share voting power with The Vamvakas Family Trust (2015) (the “Vamvakas Trust”). Greybrook Health’s address is 890 Yonge Street, 7th Floor Toronto, Ontario, Canada M4W 3P4. This disclosure reflects the Schedule 13D/A filed by Greybrook Health and the Vamvakas Trust on May 9, 2024.

(3)
Includes (i) 4,763,263 Shares beneficially owned by Benjamin Klein, The Bereke Trust ATA Dated 2/10/03, and Theragroup LLC, and (ii) 3,962,732 Shares beneficially owned solely by Benjamin Klein. This total amount does not include 2,908,665 Shares which have been held back from the purchase price consideration in connection with the acquisition of Check Five LLC (dba “Success TMS”) (the “Success TMS Acquisition”) and deposited with an escrow agent, to be released to Benjamin Klein or the Company, as applicable, upon satisfaction of working capital and certain other adjustments, including to satisfy any indemnity claims against the vendors. Benjamin Klein’s address is 284 East Palisade Avenue, Englewood, New Jersey 07631. This disclosure reflects the Schedule 13D filed by Benjamin Klein on July 27, 2022.

(4)
Includes (i) 2,294,648 Shares which are beneficially owned by 1315 Capital II, L.P. (“1315 Capital”) and 1315 Capital Management II, LLC, (ii) 2,726,697 Shares estimated to be issuable to 1315 Capital upon conversion of the Subordinated Convertible Notes and (iii) 5,000 fully vested and exercisable options with each option exercisable for one Share, beneficially owned by Adele C. Oliva. Ms. Oliva as Managing Member and Founding Partner of 1315 Capital exercises shared voting power with 1315 Capital and 1315 Capital Management II, LLC over the Shares. 1315 Capital’s address is 2929 Walnut Street, Suite 1240, Philadelphia, Pennsylvania 19104. This disclosure reflects information available to the Company as of May 3, 2024.

(5)
Includes 4,327,269 Shares directly or indirectly held by Michael Masters, of which (i) 3,427,272 Shares are beneficially owned by Masters Capital Management LLC managed funds and (ii) 899,997 Shares are beneficially owned by each of MSS GB SPV LP, MSS GB SPV GP LLC and Special Situations, LLC (collectively, “Masters”). Masters exercises shared voting power over the Shares beneficially owned by each of them. Masters’ address is 3060 Peachtree Road, NW, Suite 1425, Atlanta, Georgia 30305. This disclosure reflects the Schedule 13D/A filed by MSS GB SPV LP on February 28, 2024.

Security Ownership of Directors and Executive Officers
The following table states the number of Shares beneficially owned by each of our named executive officers and directors as of May 3, 2024. The persons listed below are deemed to be the beneficial owners of Shares underlying options, warrants and/or conversion instruments that are exercisable within 60 days from the above date. The percentages shown below are based on an aggregate total of 45,602,260 outstanding Shares as of May 3, 2024, plus the number of Shares underlying options, warrants and/or conversion instruments that are exercisable within 60 days for the indicated beneficial owner.
As of May 3, 2024, our directors and executive officers, as a group, beneficially own, or control or direct, directly or indirectly, 2,210,333 Shares, representing approximately 4.8% of the issued and outstanding Shares, plus the number of Shares underlying options, warrants and/or conversion instruments that are exercisable within 60 days.
Directors
Name of Beneficial Owner	Number of Common Shares	Percent of Class
Brian P. Burke	*	*
Colleen Campbell	*	*
Sasha Cucuz	*	*
Juliana Elstad	*	*
Bill Leonard(1)	1,431,011	3.1%
Surindra Mann	*	*
Frank Tworecke	*	*
Elias Vamvakas(2)	*	*
*	Represents less than 1% beneficial ownership of Shares.
(1)
Includes (i) 832,500 Shares, (ii) 85,000 fully vested and exercisable options, each representing one Share and (iii) 513,511 Shares estimated to be issuable to Mr. Leonard upon conversion of the Subordinated Convertible Notes.

(2)
Mr. Vamvakas is the chairman and founder of Greybrook Capital Inc., the parent company of Greybrook Health, and is a trustee of the Vamvakas Trust. Mr. Vamvakas disclaims beneficial ownership of the Shares directly or indirectly held by Greybrook Health and the Vamvakas Trust. See “—Security Ownership of Certain Beneficial Owners” above.

Named Executive Officers
Name of Beneficial Owner	Number of Common Shares	Percent of Class
Geoffrey Grammer(1)	587,072	1.3%
Bill Leonard(2)	1,406,011	3.1%
Erns Loubser+	*	*
Peter Willett	*	*
*	Represents less than 1% beneficial ownership of Shares.
+	Represents former officers of the Company.
(1)	Includes (i) 137,750 fully vested and exercisable options and (ii) 449,322 Shares to be issuable to Mr. Grammer upon conversion of the Subordinated Convertible Notes.
(2)
Includes (i) 832,500 Shares, (ii) 85,000 fully vested and exercisable options, each representing one Share and (iii) 513,511 Shares estimated to be issuable to Mr. Leonard upon conversion of the Subordinated Convertible Notes.

RECEIPT OF ANNUAL FINANCIAL STATEMENTS
Our audited consolidated financial statements for the fiscal year ended December 31, 2023, including the auditors’ report thereon, have been prepared and will be sent to registered and beneficial Shareholders who have requested that these materials be sent to them; however, no vote by the Shareholders with respect thereto is required or proposed to be taken. Our audited consolidated financial statements are included in the Annual Report, which is available on SEDAR+ at www.sedarplus.ca, on EDGAR at www.sec.gov and on our website at www.greenbrooktms.com.

ITEM NO. 1—ELECTION OF DIRECTORS
Pursuant to the articles of the Company, the number of directors of the Company is set at a minimum of three and a maximum of fifteen, and the Board is authorized to determine the actual number of directors to be elected from time to time. The Company currently has eight directors, and all are being proposed for nomination at the Meeting. Unless they resign, all directors elected at the Meeting will hold office until our next annual meeting of Shareholders or until their successors are elected or appointed.
All nominees have established their eligibility and willingness to serve as directors. Six of the eight nominees are independent within the meaning of the Nasdaq Stock Market LLC (“Nasdaq”) listing rules and National Instrument 52-110 – Audit Committees (“NI 52-110”). Although the Company is not subject to Nasdaq listing rules, the Company’s director independence standards currently reflect Nasdaq’s director independence standards, as currently in effect. All nominees are currently directors of Greenbrook. Management does not believe that any of the nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy (or voting instruction form) may vote for another nominee at their discretion. Each director shall hold office until the next annual meeting of Shareholders or until the director resigns or a successor is elected or appointed.
The Board believes that each of its members should carry the confidence and support of our Shareholders. To this end, the Board has adopted an individual and majority voting policy (the “Majority Voting Policy”) that requires that Shareholders be able to vote in favor of, or withhold from voting, separately for each nominee for director and that, in an uncontested election of directors, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must immediately tender his or her resignation to the Chair of the Board following the applicable meeting or, if the affected director is the Chair, to each member of the Governance and Nominating Committee (the “GN Committee”). Any resignation received by the Chair of the Board will be promptly referred to the GN Committee for consideration. An “uncontested election” means an election where the number of nominees for directors is equal to the number of directors to be elected.
The GN Committee will, promptly following the resignation but in any event within 30 days of the applicable Shareholders’ meeting, consider the offer of resignation and will recommend to the Board whether or not to accept it. The GN Committee will recommend that the Board accept the resignation absent exceptional circumstances that would warrant the applicable director to continue to serve on the Board.
The Board will act on the GN Committee’s recommendation promptly following its receipt thereof and, in any event, within 90 days of the applicable Shareholders’ meeting. The Board will accept the GN Committee’s recommendation absent exceptional circumstances. If a resignation is accepted, the Board may, subject to applicable law, the articles of our Company and the Investor Rights Agreements (as defined below), appoint a new director to fill any vacancy created by the resignation, reduce the size of the Board or call a meeting of Shareholders to appoint a replacement. A resignation will be effective upon its acceptance by the Board. We will promptly issue a news release with the Board’s decision. If the Board determines not to accept a resignation, the news release will fully state the reasons for that decision.

The following incumbent directors of the Company are nominated for election at the Meeting.
BRIAN P. BURKE	Independent
Pennsylvania, USA Director since: October 2018 Age: 68
Principal Occupation:
Mr. Burke is currently the Executive Director of the Professional Women’s Hockey League Players Association.

Other Activities:
Mr. Burke previously served as president of the Pittsburgh Penguins of the National Hockey League, from 2021 until 2023. Prior to joining the Pittsburgh Penguins, Mr. Burke was a studio analyst at Rogers Sportsnet, a Canadian television sports network, from May 2018 to February 2021. Following graduation from Harvard Law School in 1981, Mr. Burke practiced corporate and securities law, with a focus on professional athletes and teams. Mr. Burke has been the president and/or general manager of several hockey organizations, including the Calgary Flames, Toronto Maple Leafs, Anaheim Ducks, Vancouver Canucks and the Hartford Whalers during the period from 1992 to 2018. Mr. Burke previously served as a member of the boards of directors of the Sports Lawyers Association, Canuck Place Children’s Hospice Foundation and Rugby Canada. Mr. Burke is also a member, and served on the selection committee of, the Hockey Hall of Fame. Mr. Burke received a Juris Doctor from Harvard Law School and a bachelor’s degree in history from Providence College.

Public Board Memberships During Last Five Years: None

Public Board Interlocks: None

	Committees: Compensation Committee (Chair) GN Committee	Meetings Attended in Fiscal 2023: Board Meetings – 11 of 13 (85%) Compensation Committee Meetings – 1 of 1 (100%)
Share Ownership
Shares Owned or Controlled	Deferred Share Units(1)	Options(1)
Nil	210,632	12,000

COLLEEN CAMPBELL	Independent
Ontario, Canada Director since: September 2018 Age: 66
Principal Occupation:
Ms. Campbell is currently a corporate director.

Other Activities:
Ms. Campbell has over 40 years of experience in the investment banking industry. She retired as vice-chair of Bank of Montreal (“BMO”) Capital Markets in January 2023 after a 44 year career in investment banking. Ms. Campbell served as global head of BMO’s debt capital markets group until 2023 working with corporate, infrastructure and government clients on bond underwriting. Colleen was also a member of the firm’s management committee. In 2012 Colleen was appointed as vice chair of the firm as well as chair of the Investment Committee for the Merchant Bank Real Estate Private Equity Fund, chair of the Investment Committee of the BMO Real Estate Fund and co-chair of the Investment Bank’s Diversity and Inclusion Steering Committee. Ms. Campbell holds an Honors Business Administration degree from Richard Ivey School of Business.

Public Board Memberships During Last Five Years: None

Public Board Interlocks: None

	Committees: Audit Committee (Chair)	Meetings Attended in Fiscal 2023: Board Meetings – 10 of 13 (77%) Audit Committee Meetings – 4 of 4 (100%)
Share Ownership
Shares Owned or Controlled	Deferred Share Units(1)	Options(1)
5,000	210,632	12,000

SASHA CUCUZ	Not Independent(2)
Ontario, Canada Director since: September 2018 Age: 46
Principal Occupation:
Mr. Cucuz is currently the chief executive officer of Greybrook Securities Inc. (“Greybrook Securities”), a Toronto-based corporate finance and investment banking firm, a position he has held since 2005. Mr. Cucuz is also the executive chairman of the Company, a position he has held since May 2023.

Other Activities:
As the chief executive officer of Greybrook Securities, Mr. Cucuz is responsible for co-managing the firm’s operation and investment strategy. Together with his partners, Mr. Cucuz has played a significant role in growing Greybrook Securities’ real estate investment portfolio to include over 100 multi-family and residential development projects, representing over $30 billion worth of estimated completion value. Mr. Cucuz also serves as the Co-chair of Greybrook Securities’ Investment and Project Advisory Committees where he is part of the team responsible for approving new acquisitions and overseeing existing limited partnerships. As the former chief executive officer of Greybrook Health, Mr. Cucuz has been involved in several key transactions throughout the Greybrook Health portfolio including the acquisition of MacuHealth, LLC and Bruder Healthcare Inc. and financings for portfolio companies including TearLab Inc. In addition to being a member of the Board of Greenbrook, Mr. Cucuz is also a Director of Greysprings Apartments and Delos Canada. In January 2022, Mr. Cucuz was appointed to the advisory board of Northland Properties, Canada’s largest privately-owned hospitality company which owns well-established brands such as Moxie’s restaurants, Sandman Hotels and the National Hockey League’s Dallas Stars. Charitably, Mr. Cucuz serves on the boards of the Greybrook Foundation and the Blu Genes Foundation. With over 15 years of experience on multiple boards combined with Mr. Cucuz’s commitment, collaborative nature, risk management and strategic vision, Mr. Cucuz offers a strong skill set and extensive industry insight vital for effective directorship. Mr. Cucuz track record on various boards showcases leadership, strategic acumen, and problem-solving abilities, enables him to provide valuable guidance aligned with Greenbrook’s objectives. Furthermore, Mr. Cucuz’s deep familiarity with Greenbrook as a company fosters informed decision making and contributing to its ongoing prosperity. Mr. Cucuz holds a Bachelor of Arts degree in economics from York University.

Public Board Memberships During Last Five Years: Neupath Health Inc. (2020 to Present)

Public Board Interlocks: None

	Committees: None	Meetings Attended in Fiscal 2023: Board Meetings – 13 of 13 (100%)
Share Ownership
Shares Owned or Controlled	Deferred Share Units(1)	Options(1)
Nil	253,209	10,000

JULIANA ELSTAD	Independent
California, USA Director since: January 2024 Age: 47
Principal Occupation:
Ms. Elstad is currently the president and CEO of Vibrato Medical, a medical device company developing a novel non-invasive technology for treatment of Chronic Limb Threatening Ischemia and Peripheral Arterial Disease.

Other Activities:
Prior to joining Vibrato Medical, Ms. Elstad served as CEO of Impleo Medical, a medtech company recognized as one of the world’s Top 50 most innovative startups in 2018; founder of Elstad Medical, advisory firm to medtech CEOs and boards; EVP of business development at Intelect Medical (acquired by Boston Scientific); and led business development efforts at Medtronic, Inc. as well as coordinated strategic planning, performed market analyses for new therapies, and led cross-functional committees. Ms. Elstad is currently a member of the board of directors of AdvaMed, the world’s largest medtech trade association, where she provides strategic oversight to the organization and prioritization of its policy goals.

Public Board Memberships During Last Five Years: None

Public Board Interlocks: None

	Committees: GN Committee	Meetings Attended in Fiscal 2023: N/A(3)
Share Ownership
Shares Owned or Controlled	Deferred Share Units(1)	Options(1)
Nil	Nil	Nil

BILL LEONARD	Not Independent(4)
Maryland, USA Director since: February 2018 Age: 59
Principal Occupation:
Mr. Leonard is currently the President and Chief Executive Officer of the Company and its predecessor, TMS NeuroHealth Centers Inc., a position he has held since 2011.

Other Activities:
For more than 20 years, Mr. Leonard has provided operational and strategic leadership in the development of medical devices, pharmaceuticals and healthcare services. Mr. Leonard previously served as president of Leonard Consulting LLC from 2008 to 2011, and president of the Bio-Pharmaceutical Division of Euclid Vision Corporation from November 2007 to December 2010 where he developed FDA strategy for an ophthalmic drop that was successfully approved to undergo clinical trials. Mr. Leonard also served as president of the Refractive Surgery Division of TLC Vision Corporation (“TLC”) from July 2004 to March 2007, where he piloted a comprehensive business strategy and leadership generating over $200 million in revenue with 900 employees and a client base of 13,000 eye care professionals. Mr. Leonard holds a business administration degree from Towson University.

Public Board Memberships During Last Five Years: None

Public Board Interlocks: None

	Committees: None	Meetings Attended in Fiscal 2023: Board Meetings – 13 of 13 (100%)
Share Ownership
Shares Owned or Controlled	Performance Share Units(5)	Options(1)
832,500	3,865	85,000

SURINDRA MANN	Independent
California, USA Director since: October 2023 Age: 57
Principal Occupation:
Ms. Mann is the vice-president, global finance, at STAAR Surgical, a Medical Device company located in California, a position she has held since 2017.

Other Activities:
Prior to her role at STAAR Surgical, Ms. Mann held multiple positions at Abbott Labs leading all aspects of finance during her more than 15-year tenure. Ms. Mann currently serves on the board of directors of Beyond Blindness where she also served as a member of its finance, governance and audit committees. Ms. Mann received a Bachelor of Commerce from the University of Toronto and is a Chartered Professional Accountant (CMA, Ontario, Canada).

Public Board Memberships During Last Five Years: None

Public Board Interlocks: None

	Committees: Audit Committee Compensation Committee	Meetings Attended in Fiscal 2023: Board Meetings – 1 of 1 (100%)(6) Audit Committee Meetings – 1 of 1 (100%)(6)
Share Ownership
Shares Owned or Controlled	Deferred Share Units(1)	Options(1)
Nil	24,023	Nil

FRANK TWORECKE	Independent
Maryland, USA Director since: October 2018 Age: 77
Principal Occupation:
Mr. Tworecke is currently a corporate director.

Other Activities:
Mr. Tworecke has more than 35 years of experience in leading major retail and apparel companies. Prior to his retirement in December 2012, Mr. Tworecke acted as group president of Sportswear of Warnaco Group Inc. from May 2004 to December 2011 where he was responsible for the global business units of Calvin Klein Jeans®, Calvin Klein® Underwear and Chaps® sportswear. Prior to this role, Mr. Tworecke served as the president of Cignal Division at Merry-Go-Round Enterprises, Inc., president and chief executive officer of Bon-Ton Stores Inc. and chief operating officer of Jos. A. Bank Clothiers. Mr. Tworecke also served in senior management positions with other apparel companies including MGR Inc., Federated Department Stores, John Wanamaker’s and Lord & Taylor. Mr. Tworecke also served on the boards of directors of Cherokee Inc., Hampshire Group Limited and Sinai Hospital of Baltimore and now serves as a member of the board of directors of Advisors of Grafton Fraser Inc. Mr. Tworecke holds a Bachelor of Science degree from Cornell University and a Master of Business Administration degree from Syracuse University. Mr. Tworecke was also a member of the Business Advisory Council of the Department of Applied Economics and Management at Cornell University.

Public Board Memberships During Last Five Years: None

Public Board Interlocks: None

	Committees: Audit Committee Compensation Committee GN Committee (Chair)	Meetings Attended in Fiscal 2023: Board Meetings – 10 of 13 (77%) Audit Committee Meetings – 4 of 4 (100%) Compensation Committee Meetings – 1 of 1 (100%)
Share Ownership
Shares Owned or Controlled	Deferred Share Units(1)	Options(1)
40,000	210,632	10,000

ELIAS VAMVAKAS	Independent
Ontario, Canada Director since: February 2018 Age: 65
Principal Occupation:
Mr. Vamvakas is currently the founder, chairman and chief executive officer of Greybrook Capital Inc. (“Greybrook Capital”), a private equity firm focused on healthcare and real estate, a position he has held since 2007, and the Chairman of The Caldwell Partners International Inc., a position he has held since July 2019.

Other Activities:
Mr. Vamvakas was previously the chairman of TearLab Corporation, a position he held until July 2020. Prior to founding Greybrook Capital, Mr. Vamvakas co-founded TLC where he served as president and chief executive officer from 1994 to 2004. During this period, Mr. Vamvakas built TLC into the largest eye care service provider organization in North America with revenues of more than $300 million and TLC’s stock appreciating well over $1 billion. Mr. Vamvakas holds a Bachelor of Science degree from the University of Toronto.

Public Board Memberships During Last Five Years:
	TearLab Corporation The Caldwell Partners International Inc.	(1996 to 2020) (2019 to Present)

Public Board Interlocks: None

	Committees: None	Meetings Attended in Fiscal 2023: Board Meetings - 9 of 13 (69%)
Share Ownership
Shares Owned or Controlled	Deferred Share Units(1)	Options(1)
Nil(7)	220,714	20,000
Notes:
(1)	For additional information regarding deferred share units (“DSUs”) and stock options (“Options”) held by directors, see “Director Compensation” below.
(2)	Mr. Cucuz is considered a non-independent director as a result of the fact that he serves as Executive Chairman of the Company.
(3)	Ms. Elstad was appointed to the Board on January 23, 2024. Accordingly, Ms. Elstad did not attend any board meetings during Fiscal 2023.
(4)	Mr. Leonard is considered a non-independent director as he is the President and Chief Executive Officer of Greenbrook.
(5)	For additional information regarding performance share units (“PSUs”) held by Mr. Leonard, see “Executive Compensation” below.
(6)	Ms. Mann was appointed to the Board on October 31, 2023. Accordingly, meeting attendance reflects Ms. Mann’s attendance from October 31, 2023 to December 31, 2023.
(7)
Mr. Vamvakas is the chairman and founder of Greybrook Capital, the parent company of Greybrook Health. The Vamvakas Family Trust may be deemed a beneficial owner of the 45,762,922 Shares held by Greybrook Health and the 200,000 Shares held by Greybrook Realty. Mr. Vamvakas disclaims beneficial ownership of the Shares that may be beneficially owned by The Vamvakas Family Trust.

No Family Relationships
There are no family relationships between any director and executive officer.
Involvement in Certain Legal Proceedings
No proposed director is, to the knowledge of the Company as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days, (ii) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, (iii) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, (iv) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromised with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director, or (v) has been involved in any criminal convictions or proceedings, order or judgment or decree limiting the person from engaging in any type of business or securities, nor found by a court or the SEC to have violated a United States federal or state securities law nor found by a court or the Commodity Futures Trading Commission to have violated any United States federal commodities law.
No proposed director of the Company has been subject, to the knowledge of the Company, to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Board Recommendation
The Board recommends a vote FOR the election of all nominees for directors named in this Proxy Statement.

CORPORATE GOVERNANCE
We recognize that good corporate governance plays an important role in our overall success and in enhancing Shareholder value. The disclosure set out below describes our approach to corporate governance.
The Role of the Board
Our Board is responsible for supervising the management of our business and affairs, including providing guidance and strategic oversight to management. Our Board has adopted a formal mandate in the form set out in Appendix A that includes the following:
•	appointing the President and Chief Executive Officer;
•	appointment, evaluation and development of senior management and succession planning;
•
approving the corporate goals and objectives that the President and Chief Executive Officer is responsible for meeting and reviewing the performance of the President and Chief Executive Officer against such corporate goals and objectives;

•
taking steps to satisfy itself as to the integrity of the President and Chief Executive Officer and other senior executive officers and that the President and Chief Executive Officer and other senior executive officers create a culture of integrity throughout the organization; and

•	reviewing and approving management’s strategic and business plans.
Our Board has adopted a written position description for the Chair of the Board, which sets out the Chair’s key responsibilities, including, among others, duties relating to setting Board meeting agendas, chairing Board and Shareholder meetings, director development and communicating with Shareholders and regulators. Our Board has also adopted a written position description for our lead director. See “- Meetings of Independent Directors and Conflicts of Interest”.
Our Board has adopted a written position description for each of our committee chairs which sets out each of the committee chair’s key responsibilities, including, among others, duties relating to setting committee meeting agendas, chairing committee meetings and working with the respective committee and management to ensure, to the greatest extent possible, the effective functioning of the committee.
Our Board has adopted a written position description for our President and Chief Executive Officer which sets out the key responsibilities of our President and Chief Executive Officer, including, among other duties in relation to providing overall leadership, ensuring the development of a strategic plan and recommending such plan to our Board for consideration, ensuring the development of an annual corporate plan and budget that supports the strategic plan and recommending such plan to our Board for consideration, supervising day-to-day management and communicating with Shareholders and regulators.
Corporate Governance Policies and Practices
Greenbrook is committed to strong corporate governance policies and practices. Our policies and practices continue to be developed to ensure that our governance practices are comprehensive, relevant, effective and transparent. We have adopted the following corporate governance policies to date, certain of which are available on our website at www.greenbrooktms.com:
•	Code of Conduct;
•	Corporate Governance Guidelines;
•	Disclosure Policy;
•	Insider Trading Policy;
•	Majority Voting Policy;
•	Clawback Policy; and
•	Whistleblower Policy.

Board Oversight of Risk
With regard to risk management, the Board ensures that the business of the Company is conducted in compliance with applicable laws and regulations and according to the highest ethical standards; identifies and documents the financial risks and other risks that the Company faces in the course of its business and ensures that such risks are appropriately managed; and has adopted several policies to address such risks as mentioned above.
The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities with the support of management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include regulatory, operational, financial (accounting, liquidity and tax), legal, compensation, competitive, health, safety and reputational risks.
The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Shareholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Company. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements. The GN Committee is responsible for risks associated with our hiring and recruiting of directors and management and management succession planning.
We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board can assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Company.
We believe our current Board and committee structure is appropriate and helps ensure proper risk oversight for the Company. The full Board conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies, which is supplemented by our standing Board committees that conduct more specific risk oversight related to their responsibilities. The Chair ensures that there is sufficient time on the Board agenda for risk management discussions.
Composition and Independence of the Board
The Board is currently composed of eight directors, a majority (six) of whom meet the independence standards under the listing standards of Nasdaq and NI 52-110. Although the Company is not subject to Nasdaq listing rules, the Company’s director independence standards currently reflect Nasdaq’s director independence standards, as currently in effect. Each member of the Audit Committee, the Compensation Committee and the GN Committee also meet such independence standards, and in the case of Audit Committee members, the additional independence standards of Rule 10A-3 of the Exchange Act.
Each year, the Board reviews the composition of the Board, the Audit Committee, the Compensation Committee and the GN Committee and assesses whether a Board or committee member is “independent”, including an assessment of any direct or indirect relationship between each Board member, on one hand, and the Company or any of its subsidiaries, or with management, on the other hand, which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Certain aspects of the composition and functioning of our Board are governed by the terms of the Investor Rights Agreements.
Certain members of our Board are also members of the board of directors of other public companies (see “Item No.1 - Election of Directors”). Our Board has not adopted a director interlock policy but is keeping informed of other public directorships held by its members.

Following the Meeting, the Board is expected to be composed of eight directors, with a majority (six) meeting the independence standards of Nasdaq and NI 52-110.
Director	Independent
Brian P. Burke	Yes
Colleen Campbell	Yes
Sasha Cucuz(1)	No
Juliana Elstad	Yes
Bill Leonard(2)	No
Surindra Mann	Yes
Frank Tworecke	Yes
Elias Vamvakas	Yes
(1)	Mr. Cucuz is the Executive Chairman of the Company and is considered a non-independent director because of his role in the Company’s management team.
(2)	Mr. Leonard is President and Chief Executive Officer of the Company is considered a non-independent director because of his role in the Company’s management team.
Meetings of Independent Directors and Conflicts of Interest
Our Board believes that given its size and structure, including the fact that a majority of our directors are independent, it is able to facilitate independent judgment in carrying out its responsibilities. To enhance such independent judgment, the independent members of the Board hold in-camera meetings with members of management and the non-independent directors not in attendance, as part of regularly scheduled Board meetings. Open and candid discussion among the independent directors is facilitated by the relatively small size of the Board and great weight is attributed to the views and opinions of the independent directors. Our Board has not appointed an independent Chair; however, assuming Frank Tworecke is elected at the Meeting, Mr. Tworecke will be appointed as lead director by our Board. The lead director is responsible for ensuring that the directors who are independent of management have opportunities to meet without management present, as required. The lead director shall be appointed and replaced from time to time by the Board. Discussions are led by the lead director who provides feedback subsequently to the Chair.
A director who has a material interest in a matter before our Board or any committee on which he or she serves is required to disclose such interest as soon as the director becomes aware of it. In situations where a director has a material interest in a matter to be considered by our Board or any committee on which he or she serves, such director may be required to absent himself or herself from the meeting while discussions and voting with respect to the matter are taking place. Directors are also required to comply with the relevant provisions of the OBCA regarding conflicts of interest.
Investor Rights Agreements
Pursuant to an investor rights agreement among the Company, Greybrook Health, 1315 Capital, and Masters (the “2021 Investor Rights Agreement”) entered into on June 14, 2021, Greybrook Health, 1315 Capital, and Masters were each granted the right to nominate one director for so long as such party (including its permitted affiliates) owns, controls or directs 5% or more of the Company’s outstanding Shares.
Pursuant to an investor rights agreement between the Company and Benjamin Klein (the “Klein Investor Rights Agreement” and, together with the 2021 Investor Rights Agreement, the “Investor Rights Agreements”) entered into on July 14, 2022, Benjamin Klein was granted the right to nominate one director for so long as Mr. Klein (including its permitted affiliates) owns, controls or directs 5% or more of the Company’s outstanding Shares.
Pursuant to the Investor Rights Agreements, Greybrook Health, 1315 Capital, Masters and Benjamin Klein may exercise their respective nomination rights by submitting their nominees to the Board, which reviews the proposed nominations together with the remaining director nominations, determined solely by the Board or the GN Committee, to be elected by the Shareholders at the Meeting. None of 1315 Capital, Benjamin Klein and Masters have exercised their director nomination rights in respect of the Meeting.
The foregoing summary is qualified in its entirety by reference to the provisions of the Investor Rights Agreements. Copies of the Investor Rights Agreements are available under the Company’s profile on SEDAR at www.sedar.com and have been filed as exhibits to the Annual Report filed on EDGAR at www.sec.gov. In addition, a summary of further details has been included in the Annual Report, which is also available under the Company’s profile on SEDAR at www.sedarplus.ca and on EDGAR at www.sec.gov.
Committees of our Board
Our Board has now established three committees: the Audit Committee, the GN Committee and the Compensation Committee. All members of the Audit Committee, the GN Committee and the Compensation Committee are persons determined by our Board to be independent directors in accordance with the listing standards of Nasdaq and NI 52-110.
Audit Committee
The Board has a separately designated standing Audit Committee established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. Our Audit Committee consists of three (3) directors, each of whom are persons determined by our Board to be both independent directors and financially literate or sophisticated, each within the meaning of applicable U.S. and Canadian securities laws. Our Audit Committee is currently comprised of:
•	Colleen Campbell (Chair);
•	Surindra Mann; and
•	Frank Tworecke.
Each of our Audit Committee members has an understanding of the accounting principles used to prepare financial statements and varied experience as to the general application of such accounting principles, as well as an understanding of the internal controls and procedures necessary for financial reporting. For additional details regarding the relevant education and experience of each member of our Audit Committee, see “Item No. 1 - Election of Directors”. Each of Ms. Campbell, Ms. Mann and Mr. Tworecke is independent under Nasdaq listing standards, Rule 10A-3 under the Exchange Act and NI 52-110.
Our Board has adopted a written charter for the Audit Committee that sets out the purpose, composition, authority and responsibility of our Audit Committee. A copy of the charter of our Audit Committee has been posted on our website at www.greenbrooktms.com. The Audit Committee assists our Board in discharging its oversight of:
•	the quality and integrity of our financial statements and related information;
•	the independence, qualifications and appointment of our external auditor;
•	our disclosure controls and procedures, internal control over financial reporting and management’s responsibility for assessing and reporting on the effectiveness of such controls;
•	our risk management processes;
•	monitoring and periodically reviewing our whistleblower policy; and
•	transactions with our related parties.
Our Audit Committee has access to all of our books, records, facilities and personnel and may request any information about us as it may deem appropriate. It also has the authority, in its sole discretion and at our expense, to retain and set the compensation of outside legal, accounting or other advisors as necessary to assist in the performance of its duties and responsibilities. Our Audit Committee also has direct communication channels with the Chief Financial Officer and our external auditors to discuss and review such issues as our Audit Committee may deem appropriate.
The Board has determined that Colleen Campbell, an independent director, is an “audit committee financial expert” within the meaning of the rules of the SEC.

The following table illustrates the attendance record of each director on the Audit Committee for all Audit Committee meetings held for the year ended December 31, 2023.
Director	Meetings Attended
Colleen Campbell	4 of 4 (100%)
Surindra Mann(1)	1 of 1 (100%)
Frank Tworecke	4 of 4 (100%)
(1)	Ms. Mann joined the Audit Committee on October 31, 2023, and her attendance reflects the meetings attended since her appointment.
Additional information about our Audit Committee, as required by NI 52-110, is in our Annual Report, which is available on SEDAR+ at www.sedarplus.ca, and on EDGAR at www.sec.gov.
Governance and Nominating Committee
Our GN Committee is comprised of three (3) directors, each of whom has been determined by our Board to be an independent director, and is charged with reviewing, overseeing, and evaluating our corporate governance and nominating policies. Our GN Committee is currently comprised of:
•	Frank Tworecke;
•	Brian P. Burke; and
•	Juliana Elstad.
No member of our GN Committee is an officer of Greenbrook, and as such, our Board believes that the GN Committee is able to conduct its activities in an objective manner.
Our Board believes that the members of the GN Committee individually and collectively possess the requisite knowledge, skill, and experience in governance matters, including human resource management and general business leadership, to fulfill the GN Committee’s mandate. All members of the GN Committee have substantial knowledge and experience as current and former senior executives of large and complex organizations. For additional details regarding the relevant education and experience of each member of the GN Committee see “Item No. 1 - Election of Directors”.
Our Board has adopted a written charter for the GN Committee that sets forth the purpose, composition, authority and responsibility of our GN Committee. A copy of the written charter of the GN Committee has been posted on our website at www.greenbrooktms.com. Our GN Committee’s purpose is to assist our Board in:
•	the recruitment, development, and retention of our senior executives;
•	maintaining talent management and succession planning systems and processes relating to our senior management;
•	developing our corporate governance guidelines and principles and providing us with governance leadership;
•	identifying and overseeing the recruitment of candidates qualified to be nominated as members of our Board;
•	reviewing the structure, composition, and mandate of Board committees; and
•	evaluating the performance and effectiveness of our Board and of our Board committees.
Our GN Committee is responsible for establishing and implementing procedures to evaluate the performance and effectiveness of our Board, committees of our Board and the contributions of individual Board members. Our GN Committee also takes reasonable steps to evaluate and assess, on an annual basis, directors’ performance and effectiveness of our Board, committees of our Board, individual Board members, our chair and committee chairs. The assessment addresses, among other things, individual director independence, individual director and overall Board skills, and individual director financial literacy. Our Board receives and considers the recommendations from our GN Committee regarding the results of the evaluation of the performance and effectiveness of our Board, committees of our Board, individual Board members, our chair and committee chairs. In identifying new candidates for our Board, the GN Committee will consider what competencies and skills our Board, as a whole, should possess and assess what competencies and skills each existing director possesses, considering our Board as a group, and the personality and other qualities of each director, as these may ultimately determine the boardroom dynamic. Our GN Committee is also responsible for orientation and continuing education programs for our directors. See also “— Orientation and Continuing Education” below.
The GN Committee does not have a policy regarding the consideration of any director recommended by Shareholders. The GN Committee will consider candidates nominated by Shareholders, including pursuant to the Investor Rights Agreements, using the same assessment tools that are used to evaluate other director nominees. For more information on how Shareholders can nominate a director see “2025 Shareholder Proposals”.
The GN Committee did not meet during the period from January 1, 2023 until December 31, 2023, but took action by written consent three times during the year.
Compensation Committee
Our Compensation Committee is comprised of three (3) directors, each of whom has been determined by our Board to be an independent director, and is charged with reviewing, overseeing and evaluating our compensation policies. Our Compensation Committee is currently comprised of:
•	Brian P. Burke (Chair);
•	Surindra Mann; and
•	Frank Tworecke.
No member of our Compensation Committee is an officer of Greenbrook, and as such, our Board believes that the Compensation Committee is able to conduct its activities in an objective manner.
Our Board believes that the members of the Compensation Committee individually and collectively possess the requisite knowledge, skill and experience in compensation matters, including human resource management, executive compensation matters and general business leadership, to fulfill the Compensation Committee’s mandate. All members of the Compensation Committee have substantial knowledge and experience as current and former senior executives of large and complex organizations. For additional details regarding the relevant education and experience of each member of our Compensation Committee, including direct exposure that is relevant to each committee member’s responsibilities in executive compensation, see “Item No. 1 - Election of Directors”. The Compensation Committee can use consultants to help determine amount or forms of executive compensation but cannot fully delegate its authority to any consultant or non-member of the Compensation Committee. Furthermore, no executive officers have a role in determining amounts or forms of executive director compensation.
Our Board has adopted a written charter for the Compensation Committee that sets forth the purpose, composition, authority and responsibility of our Compensation Committee. A copy of the charter has been posted on our website at www.greenbrooktms.com. Our Compensation Committee’s purpose is to assist our Board in:
•	the appointment, performance, evaluation and compensation of our senior executives;
•	developing a compensation structure for our senior executives including salaries, annual and long-term incentive plans including plans involving Share issuances and other Share-based awards;
•	establishing policies and procedures designed to identify and mitigate risks associated with our compensation policies and practices;
•	assessing the compensation of our directors; and
•	developing benefit, retirement and savings plans.
For information on the process by which the Compensation Committee and the Board determine the compensation of our directors and executive officers, see “Director Compensation” and “Executive Compensation” below.

The following table illustrates the attendance record of each director on the Compensation Committee for all Compensation Committee meetings held for the year ended December 31, 2023.
Director	Meetings Attended
Brian P. Burke	1 of 1 (100%)
Frank Tworecke	1 of 1 (100%)
Surindra Mann(1)	N/A
(1)	Ms. Mann joined the Compensation Committee on October 31, 2023, and there were no Compensation Committee meetings for the period between October 31, 2023 and December 31, 2023.
Director Term Limits and Other Mechanisms of Board Renewal
Directors are to be elected at each annual meeting of Shareholders to hold office for a term expiring at the close of the next annual meeting, or until a successor is appointed or elected, and will be eligible for re-election. Nominees will be nominated by the GN Committee, in each case for election by Shareholders as directors in accordance with the provisions of our constating documents and applicable corporate and securities laws. All nominees who are nominated by the GN Committee will be included in the proxy-related materials to be sent to Shareholders prior to each annual meeting of Shareholders.
Our Board has not adopted director term limits or other automatic mechanisms of board renewal. The Company believes such limits and automatic mechanisms would discount the value of experience and unnecessarily deprive the Company of the contribution by directors who have developed a deep knowledge of the Company over time. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of board renewal, the GN Committee will seek to maintain the composition of our Board in a way that provides, in the judgment of our Board, the best mix of skills and experience to provide for our overall stewardship. Our GN Committee is also expected to conduct a process for the assessment of our Board, each committee and each director regarding his, her or its effectiveness and performance, and to report evaluation results to our Board. See also “Diversity”.
Under the OBCA, a director may be removed with or without cause by a resolution passed by an ordinary majority of the votes cast by our Shareholders present in person or by proxy at a meeting of our Shareholders and who are entitled to vote.
Orientation and Continuing Education
To maintain reasonable assurance that every new director engages in a comprehensive orientation process and that all directors are provided with continuing education opportunities, the GN Committee has implemented an orientation program for new directors under which a new director will meet with the chair, the lead director, and members of senior management. New directors will be provided with comprehensive orientation and education as to the nature and operation of the Company and our business, the role of our Board and its committees, and the contribution that an individual director is expected to make. The GN Committee is responsible for overseeing director continuing education designed to maintain or enhance the skills and abilities of the directors and to ensure that their knowledge and understanding of our business remains current. The chair of each committee is responsible for coordinating orientation and continuing director development programs relating to the GN Committee’s mandate.
Ethical Business Conduct
We have adopted a written code of conduct (the “Code of Conduct”) that applies to all of our directors, officers and employees. The objective of the Code of Conduct is to provide guidelines for maintaining our and our subsidiaries’ integrity, reputation, honesty, objectivity and impartiality. The Code of Conduct addresses conflicts of interest, protection of our assets, confidentiality, fair dealing with our Shareholders, competitors and employees, insider trading, compliance with laws and reporting any illegal or unethical behavior. As part of the Code of Conduct, any person subject to the Code of Conduct is required to avoid or fully disclose interests or relationships that are harmful or detrimental to our best interests or that may give rise to real, potential or the appearance of conflicts of interest. Our Board has ultimate responsibility for the stewardship of the Code of Conduct and it monitors compliance through the GN Committee. Directors, officers and employees are required to annually certify that they have not violated the Code of Conduct.
The Code of Conduct is available on our website at www.greenbrooktms.com and on SEDAR+ at www.sedarplus.ca.

Diversity
We believe that having a diverse Board can offer a breadth and depth of perspectives that enhance our Board’s performance. We value diversity of abilities, experience, perspective, education, gender, background, race and national origin. Recommendations to the GN Committee concerning director nominees are expected to be based on merit and past performance as well as expected contribution to our Board’s performance and, accordingly, diversity is taken into consideration. As of the Record Date, three of eight members on our Board are women (37.5%). Following the Meeting, assuming all director nominees are elected by Shareholders, three of eight, or 37.5% of the directors will be women.
We have recruited and selected management candidates that represent a diversity of business understanding, personal attributes, abilities and experience. Currently, 5 of 11 members of our management team (including vice presidents), or 45%, are female.
We do not currently have a formal policy for the representation and nomination of women on our Board or our management, as we have been successful in recruiting and retaining qualified female directors and management under our existing recruitment policies and processes. We have not adopted formal targets for gender or other diversity representation in part due to the need to consider a balance of criteria for each individual appointment.
The composition of our Board and management is shaped by the selection criteria established by the GN Committee. This is achieved by, among other things, ensuring that diversity considerations are taken into account in Board vacancies and management, monitoring the level of female representation on our Board and in management positions, continuing to broaden recruiting efforts to attract and interview qualified female candidates, and committing to retention and training to ensure that our most talented employees are promoted from within our organization.
Disclosure Policy
The Board has adopted a Disclosure Policy to deal with the timely dissemination of all material information (the “Disclosure Policy”). The Disclosure Policy, which will be reviewed annually, establishes consistent guidance for determining what information is material and how it is to be disclosed to avoid selective disclosure and to ensure wide dissemination. The Board, directly and through its committees, reviews and approves the contents of major disclosure documents. We seek to communicate to our Shareholders through these documents as well as by means of news releases, our website and investor relations calls and meetings.
Disclosure Committee
A disclosure committee comprised of the Chief Executive Officer, the Chief Financial Officer, and the Chairman of the Company (the “Disclosure Committee”) oversees the Company’s disclosure process as outlined in the Disclosure Policy. The Disclosure Committee’s mandate includes ensuring that effective controls and procedures are in place to allow the Company to satisfy all of its continuous disclosure obligations, including certification requirements. The Disclosure Committee is also responsible for ensuring that the policies and procedures contained in the Disclosure Policy are in compliance with regulatory requirements. Our Audit Committee is responsible for reviewing our disclosure relating to our financial reporting.
Insider Trading Policy
The Company has an insider trading policy which governs the purchase, sale and other dispositions of our securities by our directors, officers and other employees. This policy promotes compliance with applicable securities laws and regulations, including those that prohibit insider trading. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to the Annual Report and is located on our website at www.greenbrooktms.com under the heading “Investor Relations—Governance”.
Shareholder Communications with the Board
Historically, the Company has not provided a formal process related to Shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. The Company believes its responsiveness to Shareholder communications to the Board has been effective.

Meeting Attendance
As stated in the Board Mandate, all directors are expected to attend each meeting in person, by phone or by video conference depending on the format of the meeting, to the extent practicable. The Board held 13 meetings during 2023. All of our 2023 directors attended last year’s annual meeting of Shareholders.
The following table illustrates the attendance record of each incumbent director for all Board meetings held for the year ended December 31, 2023.
Director	Meetings Attended
Brian P. Burke	11 of 13 (85%)
Colleen Campbell	10 of 13 (77%)
Sasha Cucuz	13 of 13 (100%)
Bill Leonard	13 of 13 (100%)
Surindra Mann(1)	1 of 1 (100%)
Frank Tworecke	10 of 13 (77%)
Elias Vamvakas	9 of 13 (69%)
(1)	Ms. Mann joined the Board on October 31, 2023, and her attendance reflects the meetings attended since her appointment.
Executive Officers
Set out below is information with respect to our executive officers. Our executive officers serve for an indefinite term, subject to the terms of their employment agreements (if any).
Name	Age	Position
Andrew Crish	47	Chief Operating Officer
Sasha Cucuz	46	Executive Chairman
Geoffrey Grammer	53	Chief Medical Officer
Bill Leonard	59	President and Chief Executive Officer
Peter Willett	34	Chief Financial Officer
Andrew Crish Mr. Crish has a diverse work experience spanning over two decades. Prior to joining Greenbrook, Andrew served as the Vice President of Operations at M2 Orthopedics since December 2021. Prior to this, he worked as the Vice President of Operations at National Veterinary Associates from November 2018 to November 2021. Before joining National Veterinary Associates, Andrew held various roles at DaVita Kidney Care, including Division Vice President; Division Vice President of Hospital Service; Group Director of Hospital Services; and Regional Operations Director. Andrew’s tenure at DaVita Kidney Care lasted from September 2013 to November 2018. Andrew’s earlier experience includes working at GE Healthcare as a Business Operations Manager, Director of Service, and Quality Assurance Leader from April 2007 to December 2012. Andrew also worked as a Consultant at BearingPoint, Inc from October 2006 to October 2007. Before transitioning into the corporate sector, Andrew served in the US Navy from May 2000 to October 2006 as a Surface Warfare Officer, Facilities Manager, and Instructor. Andrew completed his Bachelor of Science degree in Economics at the United States Naval Academy from 1996 to 2000. Andrew then pursued further education and obtained his MBA from Northwestern University - Kellogg School of Management, specializing in Marketing, Finance, Management & Strategy, from 2008 to 2011.
Sasha Cucuz – see “Item No. 1— Election of Directors” above.
Geoffrey Grammer, M.D., (U.S. Army, Ret.), serves as Chief Medical Officer of Greenbrook, where he sets and implements clinical policies, protocols, and training for all of our treatment centers. A highly decorated military physician who holds both a Bronze Star and the Legion of Merit Award, Dr. Grammer served in a broad range of clinical and organizational leadership positions in the Army, including two deployments to Iraq, first as Medical Director for the 785th Combat Stress Control Company and later as a psychiatrist at the Combat Support Hospital at Contingency Operating Base Speicher. He also deployed to Afghanistan as a psychiatrist at the Combat Support Hospital in Bagram. In addition to those deployments, Dr. Grammer served as Chief of Inpatient Psychiatric Services at Walter Reed National Military Medical Center, where he launched one of the nation’s first TMS therapy programs. A globally respected researcher and thought leader, Dr. Grammer also served as Department Chief of Research at the National Intrepid Center of Excellence, a Department of Defense organization specializing in treatment-resistant psychological health and traumatic brain injury conditions in active duty service members, and later as National Director for the Defense and Veterans Brain Injury Center. He is published in numerous peer-reviewed journals and has authored several book chapters. Dr. Grammer graduated from Virginia Polytechnic Institute with a Bachelor of Science degree in Biology and earned his Doctor of Medicine from the Uniformed Services University in Bethesda, Maryland. He holds board certifications in Psychiatry and Geriatric Psychiatry.
Bill Leonard – see “Item No. 1— Election of Directors” above.
Peter Willett is currently the Chief Financial Officer of the Company, prior to which he had been a key player on the Company’s finance team over the past seven years, serving most recently as its Interim Chief Financial Officer. Mr. Willett brings over 11 years of finance experience, filled with extensive knowledge about the financial and accounting matters that are unique to the mental health services industry. Mr. Willett has been instrumental in developing and implementing the financial strategies that have been successful in improving reporting functions and costs controls for the Company. Mr. Willett is a Chartered Professional Accountant and holds a Bachelor of Commerce degree from Queen’s University.

EXECUTIVE COMPENSATION
Compensation Overview
The compensation of our executive officers includes two major elements: (i) base salary, and (ii) a discretionary annual bonus. Additionally, from time to time, the Board has granted awards to executives who have taken on additional responsibilities and/or as a way to periodically recognize executives who have consistently performed at an exceptional level. These awards are in the form of Options, RSUs and/or PSUs (each as defined and described further below) granted under the Greenbrook TMS Inc. Amended and Restated Omnibus Equity Incentive Plan (the “Equity Incentive Plan”), which assist the Company in retaining key employees who have the potential to add value to the Company over the longer term. Perquisites and benefits are not a significant element of compensation of our executive officers.
Named Executive Officers
Our executive leadership team includes our Chief Executive Officer, Mr. Bill Leonard, our Chief Financial Officer, Mr. Peter Willett, our Chief Medical Officer, Dr. Geoffrey Grammer and our former Chief Financial Officer and Treasurer, Mr. Erns Loubser (each a “Named Executive Officer” or “NEO”).
Summary Compensation Table
The following table details the compensation information for the fiscal years ended December 31, 2023, and December 31, 2022 of the Company for each of our NEOs, as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K. All amounts presented are as recorded in U.S. dollars.
Name and Principal Position	Year	Salary	Bonus(6)	Option Awards(1)	All Other Compensation	Total
Bill Leonard Chief Executive Officer and President	2023	$475,000	—	$66,000	$15,094(2)	$556,094
	2022	$468,750	—	—	—	$468,750
Peter Willett(4)(5) Chief Financial Officer	2023	$251,767	—	$49,500	—	$301,267
	2022	$172,555	$20,000	—	—	$192,555
Geoffrey Grammer Chief Medical Officer	2023	$300,000	—	$50,700	$10,500	$361,200
	2022	$293,750	—	—	$10,281(3)	$304,031
Erns Loubser(4)(5) Chief Financial Officer (Former)	2023	$283,234	—	$66,000	—	$349,234
	2022	$315,000	—	—	—	$315,000
(1)
The amounts listed in this column represent the grant date fair value computed in accordance with Financial Accounting Standards Board ASC 718 of 100,000 Options (as defined herein) granted to Mr. Leonard on May 15, 2023, 75,000 Options granted to Mr. Willett on May 15, 2023, 75,000 Options granted to Dr. Grammer on May 15, 2023 and 5,000 Options granted to Dr. Grammer on November 8, 2023. See Note 16 within the Company’s audited consolidated financial statements as at and for the year ended December 31, 2023 for a discussion of the relevant assumptions used in calculating value pursuant to ASC 718.

(2)	Mr. Leonard received $15,094 in employer 401(k) matching contributions during Fiscal 2023.
(3)	Dr. Grammer received $10,500 and $10,281 in employer 401(k) matching contributions during Fiscal Years 2023 and 2022, respectively.
(4)
Mr. Loubser voluntarily left the Company effective as of October 20, 2023 and Mr. Willett was appointed Interim Chief Financial Officer. On January 29, 2024, Mr. Willett was appointed Chief Financial Officer.

(5)
Mr. Loubser and Mr. Willett were paid in Canadian Dollars. The exchange rate used for Fiscal 2023 was the average annual rate of C$1.00 = $0.7409. The exchange rate used for Fiscal Year 2022 was the average annual rate of C$1.00 = $0.7685.

(6)	Amounts reflect annual bonuses that were paid to NEOs in respect of Fiscal 2022. Annual bonuses have not been determined for Fiscal 2023.
Narrative Disclosure to Summary Compensation Table
Employment and Termination Agreements
Mr. Leonard is party to an employment agreement with TMS NeuroHealth Centers Services, LLC, a subsidiary of the Company (“TMS Services US”). Under the employment agreement, Mr. Leonard is entitled to receive a base salary and is eligible to earn a discretionary annual bonus with the target bonus not to exceed $350,000. In connection with Mr. Leonard’s termination by TMS Services US on a without cause basis or his resignation with good reason, Mr. Leonard is entitled to his accrued base salary and paid time off through the termination date, a pro-rated annual bonus payment based on his service up to the termination date, and subject to Mr. Leonard’s execution of a general release of claims in favor of TMS Services US and its affiliates, continued payment of his base salary for a period of 18 months following the termination date. If Mr. Leonard was terminated on a without cause basis or resigned with good reason on December 31, 2023, he would have been entitled to his accrued base salary and paid time off through the termination date, an annual bonus earned for 2023 and a severance payment equal to US$712,500. Mr. Leonard would not have received any incremental payments or benefits in respect of his awards outstanding under the Equity Incentive Plan (as defined herein) in connection with such termination events. Mr. Leonard is subject to a customary confidentiality covenant and certain restrictive covenants that will continue to apply following the termination of his employment, including non-competition and non-solicitation provisions which are in effect during Mr. Leonard’s employment and for eighteen months thereafter. Mr. Leonard’s employment agreement is governed by the laws of the state of Delaware.
Mr. Loubser voluntarily left the Company effective as of October 20, 2023. Mr. Loubser was not entitled to receive any severance payments, incremental payments or benefits in respect of his awards outstanding under the Equity Incentive Plan in connection with his departure.
The other NEOs have not entered into an offer letter, employment agreement, restrictive covenant agreement or other written employment arrangement with the Company or any of its subsidiaries. Further, no NEOs (except with respect to Mr. Leonard as described above) are entitled to any payments or benefits at, following, or in connection with the resignation, retirement or other termination, or a change in control of the Company or any of its subsidiaries, or a change in the executive’s responsibilities following such change in control, whether pursuant to a written or unwritten contract, agreement, plan or other arrangement.
Base Salary
Base salary is provided as a fixed source of compensation for our executive officers. Base salaries are determined on an individual basis taking into account the scope of the executive officer’s responsibilities and their prior experience. Base salaries are reviewed annually by the Board and may be increased based on the executive officer’s success in meeting or exceeding individual objectives, as well as to maintain market competitiveness. In addition, base salaries can be adjusted as warranted throughout the year to reflect promotions or other changes in the scope or breadth of an executive officer’s role or responsibilities.
Discretionary Annual Bonus
The Board believes that its ability to exercise discretion and judgment is critical to ensuring that annual bonuses reflect the assessment of risk in the decisions and actions taken by our executive team and consider unexpected circumstances or events that have occurred during the year. In determining annual bonus amounts, the Board reviews each NEO’s performance over the year, including how their decisions and actions align with the Company’s long-term strategy and how they considered the risks associated with such decisions, along with the Company’s performance over the year. The discretionary annual bonus, if any, typically represents less than 50% of an NEO’s total compensation. No NEOs have a contractual right to a bonus in respect of Fiscal 2023. Any discretionary annual bonuses for each NEO for Fiscal 2023 have not yet been determined.
Equity Incentive Plan
In 2018, the Company established its a stock option plan, which was amended and restated by our Board on May 24, 2019 (and approved by our shareholders on June 28, 2019) (as amended and restated, the “Stock Option Plan”). In 2021, the Stock Option Plan was further amended and restated by our Board on May 6, 2021 (and approved by our shareholders on June 14, 2021) and is now referred to as the Amended and Restated Omnibus Equity Incentive Plan, The Equity Incentive Plan, as amended and restated on May 6, 2021, applies to all stock options (“Options”), restricted share units (“RSUs”) and performance share units (“PSUs” and, collectively with the Options and RSUs, the “Awards”) granted on or after May 6, 2021. No changes were made to the Equity Incentive Plan in Fiscal 2023. The Equity Incentive Plan provides eligible participants with compensation opportunities that enhance our ability to attract and retain our executive officers, other key employees, directors and consultants and ensure that their interests are aligned with the success of the Company and its affiliates. The material features of the Awards are summarized below.
Stock Options
The terms and conditions of grants of Options, including the quantity, grant date, exercise price, vesting conditions and other applicable terms and conditions, will be set out in the participant’s grant agreement. The exercise price for

Options will be determined by our Board, which may not be less than the fair market value of a Share (the “Fair Market Value”) on the date the Option is granted. Options will vest in accordance with the vesting schedule established on the grant date, which historically has been as to one-third on each of the first three anniversaries of the grant date.
Options must be exercised within a period fixed by our Board that may not exceed ten years from the date of grant, provided that if the expiry date falls during a blackout period, the expiry date will be automatically extended until ten business days after the end of the blackout period. The Equity Incentive Plan also provides for earlier expiration of Options upon the occurrence of certain events, including the termination of a participant’s employment, as described further below.
In order to facilitate the payment of the exercise price of the Options, the Equity Incentive Plan contains a cashless exercise feature and a net settlement feature. Additionally, vested Options can be exercised by payment in full of the applicable exercise price in cash or by certified check, bank draft or money order payable to the Company or by such other means as might be specified from time to time by the Board.
RSUs and PSUs
The terms and conditions of grants of RSUs and PSUs, including the quantity, type of award, grant date, vesting conditions, vesting periods, settlement date and other applicable terms and conditions, will be set out in the participant’s grant agreement.
In the case of PSUs, the performance-related vesting conditions may include financial or operational performance of the Company, total shareholder return (either absolute or relative or both), individual performance criteria or other criteria as determined by our Board, which will be measured over a specified period, generally until the end of the third calendar year from the date of the grant.
Subject to the achievement of the applicable vesting and performance-related (if applicable) conditions, on the settlement date of an RSU or PSU, the Company will either, in its sole discretion (i) issue from treasury the number of Shares covered by the RSUs or PSUs and related Dividend Share Units (as defined below), or (ii) deliver to the participant an amount in cash (net of applicable withholding taxes) equal to the number of Shares covered by the RSUs or PSUs and related Dividend Share Units multiplied by the Fair Market Value as at the settlement date, or (iii) a combination of (i) and (ii). Notwithstanding the ability for the Company to settle vested RSUs (and related Dividend Share Units) in Shares pursuant to subsection (i) or through a cash payment pursuant to subsection (ii) above, vested RSUs held by directors who are Canadian taxpayers will be settled in Shares pursuant to subsection (i); provided that, the Company may, in its sole discretion, permit such a director to elect to receive a cash payment pursuant to subsection (ii).
Dividend Share Units
When dividends (other than stock dividends) are paid on Shares, additional share units (“Dividend Share Units”) will be automatically credited to each participant who holds RSUs or PSUs on the record date for such dividends. The number of Dividend Share Units to be credited to a participant is equal to the aggregate number of RSUs and PSUs held by the participant on the relevant record date multiplied by the amount of the dividend paid by the Company on each Share, and then divided by the Fair Market Value of the Shares on the dividend payment date. Dividend Share Units shall be in the form of RSUs or PSUs, as applicable. Dividend Share Units credited to a participant will be subject to the same vesting conditions applicable to the related RSUs or PSUs.
Cessation of Employment or Services
Unless otherwise determined by our Board or if a participant’s employment agreement or consulting agreement or arrangement expressly provides more favorable rights with respect to the Awards, in the event of a cessation of employment or services, the following rights apply.
In the event a participant ceases to be an employee, director or consultant of the Company or a designated affiliate, all outstanding Awards granted to the participant under the Equity Incentive Plan that are unvested on the cessation date will be forfeited. All outstanding Options that have vested as of the cessation date will be exercisable as follows, after which time such vested Options will automatically terminate: (i) if the participant ceases to be an employee, director or an individual consultant by reason of death or disability, the participant’s Options must be exercised within nine (9) months of the date of death or disability; (ii) if the participant ceases to be an employee, director or consultant

(whether an individual or entity) by reason of termination without cause, the participant’s Options must be exercised within three (3) months of the cessation date; (iii) if the participant ceases to be an employee, director or consultant (whether an individual or entity) by reason of voluntary resignation or termination, the participant’s Options must be exercised within thirty (30) days of the cessation date; and (iv) if the participant ceases to be an employee, director or consultant (whether an individual or entity) by reason of termination for cause, the participant’s Options will automatically terminate on the cessation date and may no longer be exercised. In no event may Options be exercised later than the applicable expiry date of the Options, after which time all remaining Options will terminate. Any vested RSUs or PSUs held by the participant will be settled as soon as practicable following the cessation date.
In the event a participant ceases to be an employee, director or consultant of the Company or a designated affiliate due to a termination for cause, all Awards (whether vested or unvested) will be forfeited on the cessation date.
Retirement Benefits
TMS NeuroHealth Services US sponsors a tax-qualified retirement savings plan (the “401(k) Plan”) for its U.S. employees. The TMS NeuroHealth Services US provides an employer safe harbor matching contribution equal to 100% of a participant’s salary deferrals under the 401(k) Plan up to the first 1% of plan eligible compensation, plus 50% of a participant’s salary deferrals under the 401(k) Plan up to the next 5% of plan eligible compensation, subject to the limits imposed by the U.S. Internal Revenue Service. Mr. Leonard participates in the 401(k)Plan and received $15,094 in employer matching contributions for Fiscal 2023. Dr. Grammer participates in the 401(k) Plan and received $10,281 in employer matching contributions for Fiscal Year 2022 and $10,500 in employer matching contributions for Fiscal 2023.
Other than the 401(k) Plan, the Company does not have any retirement or pension plans that provide for payments of benefits at, following or in connection with, retirement or provide for retirement or deferred compensation plans for the NEOs or directors.
Other Benefits
The Company provides certain executive officers with disability, health and dental insurance programs on a comparable basis as other employees of the Company. These benefits are offered in a manner consistent with local market practice.
The Company does not offer significant perquisites as part of its compensation program.
Clawback Policy
On November 8, 2023, the Board approved an enhanced clawback policy (the “Clawback Policy”) covering the recoupment of compensation in the case of a financial restatement by the Company or misconduct by an executive officer. The Clawback Policy went into effect on December 1, 2023, and is filed as an exhibit to the Annual Report. The Clawback Policy covers all requirements under Section 10D of the Exchange Act and Rule 10D-1 promulgated thereunder, as well as the applicable listing standards implementing these requirements, and continues to cover recoupment of compensation for all covered employees in the case of misconduct.

Outstanding Equity Awards at Fiscal Year-End
The following table sets out information on the outstanding equity awards held by each of our NEOs as of December 31, 2023.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price(1)	Option Expiration Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Bill Leonard(2)	50,000	50,000(3)	$0.75	May 15, 2033	—	1,047
	10,000	—	$10.13	February 3, 2030	—	—
Peter Willett(4)	37,500	37,500(5)	$0.75	May 15, 2033	—	—
	6,667	3,333(6)	$15.45	February 17, 2031	—	—
	4,000	—	$10.13	February 3, 2030	—	—
	5,000	—	$12.44	March 27, 2029	—	—
	3,000	—	$10.00	October 3, 2028	—	—
	2,000	—	$7.50	March 31, 2028	—	—
	3,000	—	$5.00	March 31, 2027	—	—
Geoffrey Grammer(7)	2,500	2,500(8)	$0.2625	November 8, 2033	—	—
	37,500	37,500(9)	$0.75	May 15, 2033	—	—
	8,000	4,000(10)	$15.45	February 17, 2031	—	—
	20,000	—	$10.13	February 3, 2030	—	—
	2,000	—	$5.00	March 31, 2027	—	—
	5,000	—	$5.00	March 31, 2026	—	—
	40,000	—	$5.00	March 31, 2025	—	—
Erns Loubser(11)	50,000	50,000(3)	$0.75	May 15, 2033	—	—
	6,667	3,333(12)	$15.45	February 17, 2031	—	—
	15,000	—	$10.13	February 3, 2030	—	—
	135,000	—	$5.00	March 31, 2027	—	—
	5,000	—	$5.00	March 31, 2026	—	—
	10,000	—	$5.00	March 31, 2025	—	—
(1)
The Option Exercise Price is reported in U.S. dollars. Of the outstanding Options reported in the table above, the exercise price of the Options granted on February 3, 2020 and February 17, 2021 were C$13.40 and C$20.43, respectively, which has been converted to U.S. dollars based on the exchange rate on December 29, 2023 (the last business day of Fiscal 2023) of C$1.00 = US$1.32. All other outstanding Options reported in the table above were granted with an exercise price denominated in U.S. dollars.

(2)
Mr. Leonard was granted 10,000 Options on February 3, 2020, which are fully vested; and 100,000 Options on May 15, 2023, of which 50,000 are vested, and, in each case, are subject to the terms of the Equity Incentive Plan.

(3)	Of the remaining 50,000 Options, 25,000 will vest on each of May 15, 2024 and May 15, 2025.
(4)
Mr. Willett was granted 3,000 Options on March 31, 2017, which are fully vested; 2,000 Options on March 31, 2018, which are fully vested; 3,000 Options on October 3, 2018, which are fully vested; 5,000 Options on March 27, 2019, which are fully vested; 4,000 Options on February 3, 2020, which are fully vested; 10,000 Options on February 17, 2021, of which 6,667 are vested; and 75,000 Options on May 15, 2023, of which 37,500 are vested, and, in each case, are subject to the terms of the Equity Incentive Plan.

(5)	Of the remaining 37,500 Options, 18,750 will vest on each of May 15, 2024 and May 15, 2025.
(6)	The remaining 3,333 Options vested on February 17, 2024.
(7)
Dr. Grammer was granted 40,000 Options on March 31, 2015, which are fully vested; 5,000 Options on March 31, 2016, which are fully vested; 2,000 Options on March 31, 2017, which are fully vested; 20,000 Options on February 3, 2020, which are fully vested; 12,000 Options on February 17, 2021, which are fully vested; 75,000 Options on May 15, 2023, of which 37,500 are vested; and 5,000 Options on November 8, 2023, of which 2,500 are vested, and, in each case, are subject to the terms of the Equity Incentive Plan.

(8)	Of the remaining 2,500 Options, 1,250 will vest on each of November 8, 2024 and November 8, 2025.

(9)	Of the remaining 37,500 Options, 18,750 will vest on each of May 15, 2024 and May 15, 2025.
(10)	The remaining 4,000 Options vested on February 17, 2024.
(11)
Mr. Loubser was granted 10,000 Options on March 31, 2015, which are fully vested; 5,000 Options on March 31, 2016, which are fully vested; 135,000 Options on March 31, 2017, which are fully vested; 15,000 Options on February 3, 2020, which are fully vested; 10,000 Options on February 17, 2021, of which 6,667 are vested; and 100,000 Options on May 15, 2023, of which 50,000 are vested, and, in each case, are subject to the terms of the Equity Incentive Plan.

(12)	The remaining 3,333 Options vested on February 17, 2024.

DIRECTOR COMPENSATION
Overview
The following discussion describes the significant elements of the compensation program for members of the Board and its committees. The compensation of our directors is designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of the holders of our Shares. Directors who are employees of the Company (each, an “Excluded Director”) are not entitled to receive any compensation for his or her service as a member of our Board.
Director Fees
In consideration for serving on our Board, each director (other than Excluded Directors) was entitled to receive the following retainer fees for Fiscal 2023: $40,000 for serving as a member of the Board; an additional $50,000 for serving as the Chair of the Board; an additional $15,000 for serving as the Chair of the Audit Committee; an additional $10,000 for serving as the Chair of the Governance and Nominating Committee; and an additional $10,000 for serving as the Chair of the Compensation Committee. Directors were not entitled to receive any additional fees for attending a Board or committee meeting or for serving as a member of a committee.
All directors (including Excluded Directors) were entitled to be reimbursed for reasonable out-of-pocket expenses incurred by them in connection with their services as directors.
Deferred Share Unit Plan for Non-Employee Directors
On May 6, 2021, the Company adopted a deferred share unit plan for non-employee directors (the “DSU Plan”). Each director (other than Excluded Directors) is required to take at least 50% of their annual retainer (other than annual committee Chair retainers) in deferred share units (“DSUs”) and may elect to take additional amounts of their annual retainer in the form of DSUs. Discretionary DSUs may also be granted to non-employee directors under the DSU Plan. Each director wishing to make an election for additional DSUs will be required to elect no later than the end of the calendar year preceding the year in which such election is to apply (and, in the case of a new director, within 30 days after the director’s appointment).
A DSU is a unit, equivalent in value to a Share, credited by means of a bookkeeping entry in the books of the Company, to an account in the name of the director. If and when cash dividends are paid on Shares, additional DSUs will automatically be granted to each director who holds DSUs on the record date for such dividends. Following an eligible director ceasing to hold all positions with the Company, the director will receive a payment in cash at the fair market value of the Shares represented by his or her DSUs generally within ten days of the director’s elected redemption date. Each director’s elected redemption date will not be earlier than the date the director ceases to hold all positions with the Company and will not be later than December 31 of the year following the year in which the director ceases to hold all positions with the Company.
Director Option Grants
Prior to Fiscal 2021, in lieu of receiving a higher annual cash retainer, each director (other than Excluded Directors) was granted Options under the Equity Incentive Plan each year as follows: 10,000 Options were granted to the Chair of the Board; 5,000 Options were granted to each director; and an additional 1,000 Options were granted to each director who was also a Board committee chair. These Options generally vest in three instalments and will generally expire on the tenth anniversary of the grant date. For further details regarding the Equity Incentive Plan, see, “—Executive Compensation—Narrative Disclosure to Summary Compensation Table—Equity Compensation.”
No Options were granted to any non-employee directors in Fiscal 2021 and in subsequent fiscal years.

Director Compensation Table
The following table sets out the compensation that was earned by, paid to, or awarded to directors (other than Excluded Directors) during Fiscal 2023 under the compensation arrangements described above.
Name	Fees Earned(1)	Total(2)
Brian P. Burke	$90,000	$90,000
Colleen Campbell	$95,000	$95,000
Sasha Cucuz	$92,857	$92,857
Adrienne Graves	$75,082	$75,082
Robert Higgins	$37,802	$37,802
Benjamin Klein	—	—
Surindra Mann	$13,261	$13,261
Adele C. Oliva	$37,802	$37,802
Frank Tworecke	$81,658	$81,658
Elias Vamvakas	$87,143	$87,143
(1)
The amount reported in this column for each director represents the total amount of the director’s retainer fees earned during Fiscal 2023, including such portion of the retainer fees that the director elected to receive in DSUs. See the table below for the portion of the retainer fees that were paid in cash vs. DSUs.

(2)
Other than the DSUs that were granted in lieu of the cash retainer fees, there were no share-based awards, Option-based awards, non-equity incentive plan compensation, or any other compensation paid to the directors in Fiscal 2023.

Form of Receipt of Director Fees
The following table identifies for each non-employee director the portion of the dollar amount included in the “Fees Earned” column in the Director Compensation Table that is received in cash, and the portion of such dollar amount that is received in DSUs. The number of DSUs awarded is equal to the dollar amount of such portion of the fees accruing each quarter which is required or elected to be received in DSUs, divided by the Fair Market Value at the designated date of grant of each quarter for which fees were earned. The value of the DSUs is calculated based on the Fair Market Value on the applicable date of grant.
Name	Fees Earned ($)	Paid in Cash ($)	Number of DSUs (#)	Value ($)
Brian P. Burke	$90,000	$10,000	210,632	$80,000
Colleen Campbell	$95,000	$15,000	210,632	$80,000
Sasha Cucuz	$92,857	—	253,209	$92,857
Adrienne Graves	$75,082	$41,712	81,292	$33,370
Robert Higgins	$37,802	$18,901	26,706	$18,901
Benjamin Klein	—	—	—	—
Surindra Mann	$13,261	$6,630	24,023	$6,630
Adele C. Oliva	$37,802	—	53,420	$37,802
Frank Tworecke	$81,658	$1,658	210,632	$80,000
Elias Vamvakas	$87,143	$10,000	220,714	$87,143

Outstanding Option-Based Awards
The following table sets out information on the outstanding Options held by each of our directors (other than Excluded Directors) as of December 31, 2023. The Company has not issued any RSUs under the Equity Incentive Plan as of December 31, 2023.
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS
Brian P. Burke	12,000
Colleen Campbell	12,000
Sasha Cucuz	10,000
Adrienne Graves	—
Robert Higgins	—
Benjamin Klein	—
Surindra Mann	—
Adele C. Olivia	5,000
Frank Tworecke	10,000
Elias Vamvakas	20,000

ITEM NO. 2—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board, on the Audit Committee’s advice, recommends the re-appointment of KPMG LLP (“KPMG”), as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. KPMG will hold this office until the next annual Shareholders’ meeting or until a successor is named and authorizing the directors to fix KPMG’s remuneration.
Representatives of KPMG will be available at the Meeting to respond to appropriate questions. They will also have an opportunity to make a statement if they wish to do so.
Board Recommendation
The Board unanimously recommends a vote FOR the re-appointment of KPMG LLP as the independent registered public accounting firm of the Company to hold office until the next annual meeting of
Shareholders and authorizing the directors to fix KPMG’s remuneration.
Audit, Audit-Related, Tax and Other Fees
The table below presents fees for professional services rendered by KPMG for the fiscal years ended December 31, 2023 and 2022, respectively.
	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees(1)	$803,108	$675,361
Audit-Related Fees(2)	$144,882	$119,472
Tax Fees(3)	$226,684	$171,655
All Other Fees	$—	$—
Total Fees	$1,174,674	$966,488
Notes:
(1)
Consist of fees related to audits of annual financial statements, involvement with registration statements and other filings with various regulatory authorities, quarterly reviews of interim financial statements and consultations related to accounting matters impacting the consolidated financial statements.

(2)	Consists primarily of fees related to the US GAAP transition (Fiscal 2023) and the acquisition of Check Five LLC (doing business as “Success TMS”) (Fiscal 2022).
(3)	Consists of fees for tax consultation and compliance services, including indirect taxes.
Pre-Approval Policies and Procedures
The written charter of the Audit Committee provides that the Audit Committee must pre-approve the retaining of the auditors for any audit or non-audit service. The pre-approval process involves management presenting the Audit Committee with a description of any proposed non-audit services. The Audit Committee considers the appropriateness of such services and whether the provision of those services would impact the auditor’s independence. The Audit Committee may delegate to one or more members the authority to pre-approve the retaining of the auditors for any non-audit service to the extent permitted by law, but pre-approval by such member or members so delegated must be presented to the full Audit Committee at its first scheduled meeting following such pre-approval. None of the services provided by the Company’s external auditors described above were approved pursuant to a waiver of pre-approval provisions under SEC rules (paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X).
Audit Committee Report
This report is furnished by the Audit Committee of the Board with respect to our financial statements for the year ended December 31, 2023.
One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.
In performing its oversight role, the Audit Committee has reviewed and discussed with management our audited financial statements for the year ended December 31, 2023. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee has discussed with KPMG LLP its independence and concluded that the independent registered public accounting firm is independent from the Company and our management.
Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2023 be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.
Audit Committee
Colleen Campbell, Chair
Surinda Mann
Frank Tworecke

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
None of the directors or executive officers of the Company, none of the persons who have been directors or executive officers of the Company at any time since January 1, 2023, none of the proposed nominees for election as a director of the Company and none of the associates or affiliates of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter scheduled to be acted upon at the Meeting, other than the election of directors (Item 1).
INTEREST OF RELATED PERSONS IN TRANSACTIONS
Except as described below, for the last two completed fiscal years, no director, proposed director, executive officer, or immediate family member of a director, proposed director or executive officer nor, to the knowledge of our directors or executive officers, after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, Shares carrying more than 5% of the voting rights attached to all Shares outstanding at the date hereof, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction or proposed transaction of the Company which involves an amount exceeding the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation” as of this Proxy Statement.
All persons listed below are persons who beneficially own, directly or indirectly, Shares carrying more than 5% of the voting rights attached to all Shares outstanding at the Record Date.
Greybrook Health
On February 3, 2023 and February 28, 2023, the Company issued unsecured notes in the aggregate principal amount of $1.0 million to Greybrook Health (the “February 2023 Notes”).
On August 1, 2023, the Company issued an unsecured subordinated note in an aggregate principal amount of $1.0 million to Greybrook Health (the “August 2023 Note”). As additional consideration for the purchase of the August 2023 Note, the Company issued to Greybrook Health 250,000 warrants each exercisable for one Share at an exercise price equal to (a) 85.0% of the volume-weighted average trading price of the Shares on Nasdaq (or, if not listed on Nasdaq, then such other trading market on which the Shares are principally traded, based upon daily share volume) for the five trading days immediately preceding the exercise date, or (b) if the Shares are not listed on any trading market at the time of exercise, a per share price based on fair market value, as determined by the Board, in each case subject to customary anti-dilution adjustments.
Both the February 2023 Notes and the August 2023 Notes were exchanged for Subordinated Convertible Notes on August 28, 2023. Greybrook Health separately purchased an additional $500,000 aggregate principal amount of Subordinated Convertible Notes on August 15, 2023. The February 2023 Notes, the August 2023 Notes and the Subordinated Convertible Notes all bear interest at a rate consistent with the Company’s Credit Agreement. There has been no payment on the principal of the Subordinated Convertible Notes.
Greybrook Health also participated in a private placement of Shares on March 23, 2023 (the “2023 Private Placement”), purchasing 2,272,727 Shares at an aggregate subscription price of approximately $1.25 million.
Madryn
On July 14, 2022, the Company entered into the Credit Agreement with Madryn and has entered since into amendments to the Credit Agreement, whereby Madryn and its affiliated entities have extended additional term loans to the Company. During Fiscal 2023, the Company recognized $10.0 million in interest expense related to the Credit Agreement. All advances under the Credit Agreement accrue interest at a rate equal to 9.0% plus the 3-month Term Secured Overnight Financing Rate (subject to a floor of 1.5%) plus 0.10%. As of May 3, 2024, the aggregate principal outstanding under the Credit Agreement is $99 million. Approximately $7.4 million of the aggregate principal outstanding under the Credit Agreement may be converted into Shares at an exercise price of $1.90.
In the third and fourth quarter of the fiscal year ended December 31, 2023 Madryn purchased an aggregate of $4.5 million in Subordinated Convertible Notes from the Company. The Subordinated Convertible Notes all bear interest at a rate consistent with the Company’s Credit Agreement and there has been no payment on the principal of the Subordinated Convertible Notes.

Madryn also participated in the 2023 Private Placement, purchasing 6,363,636 Shares at an aggregate subscription price of approximately $3.5 million.
Benjamin Klein
During Fiscal 2023, the Company recognized $0.2 million in other corporate, general, and administrative expenses related to Benjamin Klein. As at December 31, 2023, nil was included in accounts payable and accrued liabilities related to payables for Benjamin Klein and entities he owns.
On July 14, 2022, in connection with the Success TMS Acquisition, we assumed the obligation of Success TMS to repay a promissory note totaling $2.1 million to a lender associated with Benjamin Klein, who is a significant shareholder and former director of the Company (the “Klein Note”). The Klein Note totals $2.1 million and bears interest at a rate of 10% per annum and matures on May 1, 2024. During Fiscal 2023, the Company paid $0.2 million towards the Klein Note (Fiscal 2022: $0.1 million).
On November 20, 2023, the Company entered into a settlement agreement with Benjamin Klein regarding the repayment of the Klein Note whereby the Company agreed to make payments to the plaintiff in the total amount of approximately $2.2 million, structured as an initial immediate payment of $250,000, weekly payments of $75,000 thereafter up to and until the May 1, 2024, maturity date of the promissory note, upon which the balance owing will be due. As of the date of this Proxy Statement, the Klein Note has been fully repaid.
1315 Capital
1315 Capital purchased an aggregate principal amount of $212,396 of the February 2023 Notes which were then exchanged on August 28, 2023, for Subordinated Convertible Notes. The Subordinated Convertible Notes all bear interest at a rate consistent with the Company’s Credit Agreement and there has been no payment on the principal of the Subordinated Convertible Notes.
Masters
Masters participated in the 2023 Private Placement, purchasing 2,737,272 Shares at an aggregate subscription price of approximately $1.5 million.

2025 SHAREHOLDER PROPOSALS
Shareholder proposals intended to be presented in our proxy materials relating to our 2025 Meeting of Shareholders must be received at our registered office at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4 no later than April 27, 2025, which is the deadline for a proposal to be valid under the OBCA, which is later than the January 10, 2025 deadline for Shareholder proposals to be submitted under Rule 14a-8.
Registered and beneficial Shareholders are generally eligible to submit Shareholder proposals under the OBCA, provided that such Shareholder proposals comply with the content, timing, delivery, and other requirements set out in the OBCA.
In order for a Shareholder proposal to be eligible for inclusion in the proxy statement under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must be a record holder of Shares (i) with a market value of at least $2,000 and must have continuously held such Shares for at least three years; (ii) with a market value of at least $15,000 and must have continuously held such Shares for at least two years; or (iii) with a market value of at least $25,000 and must have continuously held such Shares for at least one year. The Shareholder must continue to hold those Shares through the date of the meeting and must comply with all of the other procedural requirements set forth in Rule 14a-8.
We have included certain advance notice provisions (the “Advance Notice Provisions”) with respect to the election of our directors in our by-laws. The Advance Notice Provisions are intended to: (a) facilitate orderly and efficient annual general meetings or, where the need arises, special meetings of our Shareholders; (b) ensure that all Shareholders receive adequate notice of Board nominations and sufficient information with respect to all nominees; and (c) allow Shareholders to register an informed vote. Only persons who are nominated by Shareholders in accordance with the Advance Notice Provisions will be eligible for election as directors at any annual meeting of Shareholders, or at any special meeting of Shareholders if one of the purposes for which the special meeting was called was the election of directors.
Under the Advance Notice Provisions, a Shareholder wishing to nominate a director would be required to provide us notice, in the prescribed form, within the prescribed time periods. These time periods include (a) in the case of an annual meeting of Shareholders (including annual and special meetings), not less than 30 days prior to the date of the annual meeting of Shareholders; provided that, if the first public announcement of the date of the annual meeting of Shareholders (the “Notice Date”) is less than 50 days before the meeting date, not later than the close of business on the 10th day following the Notice Date and (b) in the case of a special meeting (which is not also an annual meeting) of Shareholders called for any purpose which includes electing directors, not later than the close of business on the 15th day following the Notice Date, provided that, in either instance, if notice-and-access (as defined in National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of a meeting described above, and the Notice Date in respect of the meeting is not less than 50 days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the applicable meeting. The full text of such provisions is set out in the by-laws, a copy of which is filed under the Company’s profiles at www.sedarplus.ca and www.sec.gov. For such Shareholder’s director nominee to be eligible for inclusion in the proxy statement, however, such nomination must be received by our registered office no later than April 27, 2025. In addition to satisfying the foregoing, Shareholders who intend to solicit proxies in support of director nominees other than Company-sponsored nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Under Rule 14a-19, the deadline for timely notice to the Company of a Shareholder director nomination is no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date, except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company. For the 2025 Annual Meeting, such deadline is April 27, 2025 (the same deadline as under our by-laws). If such written notice is not timely received or does not satisfy these additional information requirements, the notice will not be considered properly submitted and will not be acted upon at the 2025 Annual Meeting.
For any other Shareholder proposals to be presented at our next annual meeting of Shareholders, Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the first anniversary of the date of first mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the brokers or nominees will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2025 Meeting of Shareholders, if we are not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in our proxy statement, by April 2, 2025, the brokers or nominees will be allowed to use their discretionary authority with respect to the voting of proxies.
HOUSEHOLDING OF ANNUAL PROXY MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent, and paper copies of our proxy materials and Annual Report, if requested, will be sent, to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to our Chief Financial Officer at Greenbrook TMS Inc. 890 Yonge Street, 7th Floor, Toronto, Ontario, M4W 3P4, telephone: 866-928-6067. Any Shareholder who wants to receive separate copies of these documents in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.
INDEBTEDNESS
None of our directors, executive officers, employees, former directors, former executive officers or former employees or any of our subsidiaries, and none of their respective associates, is or has within 30 days before the date of this Proxy Statement or at any time since the beginning of the most recently completed financial year been indebted to us or any of our subsidiaries or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us or any of our subsidiaries.
MANAGEMENT CONTRACTS
The management functions of the Company are not, in any way, performed in a substantial degree by a person or persons other than the directors or the executive officers of the Company.
ADDITIONAL INFORMATION
Additional information relating to us, including our most current Annual Report on Form 10-K (which includes our consolidated financial statements for the year ended December 31, 2023, the report of the independent registered public accounting firm thereon, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2023) can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the financial statements, the financial statement schedules and the related management’s discussion and analysis of our financial condition and results of operations, required to be filed with the SEC, are available upon written request, free of charge, to our securityholders. Requests should be in writing and addressed to the attention of Peter Willett, Chief Financial Officer, at 890 Yonge Street, 7th Floor, Toronto, Ontario, M4W 3P4. Our financial information is provided in our consolidated financial statements for the year ended December 31, 2023, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2023.
DIRECTORS’ APPROVAL
The contents and sending of this Proxy Statement have been approved by our directors.
/s/ Bill Leonard
President and Chief Executive Officer
Toronto, Ontario
May 10, 2024

APPENDIX A: MANDATE OF THE BOARD OF DIRECTORS
1.	Introduction
The members of the board of directors (respectively, the “Directors” and the “Board”) of Greenbrook TMS Inc. (the “Company”) are elected by the shareholders of the Company and are responsible for the stewardship of the Company. The purpose of this mandate (the “Board Mandate”) is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.
Certain aspects of the composition and organization of the Board are prescribed and/or governed by the Business Corporations Act (Ontario) and the constating documents of the Company.
2.	Chair of the Board
The Board will appoint an independent director to act as Chair of the Board (the “Chair”). If the Board determines that this is not appropriate in the circumstances and instead appoints a non-independent director to act as Chair of the Board, the Board will also appoint an independent director to act as lead director (the “Lead Director ”). Either an independent Chair of the Board or the Lead Director will act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties. The Chair of the Board and the Lead Director, as applicable, may be removed at any time at the discretion of the Board.
3.	Board Size
The constating documents of the Company provide that the Board shall be comprised of a minimum of three (3) Directors and a maximum of fifteen (15) Directors. The Board shall periodically review its size in light of its duties and responsibilities from time to time. Applicable residency requirements will be complied with in respect of the composition of the Board.
4.	Independence
The Board shall be comprised of a majority of independent Directors. A Director shall be considered independent if he or she would be considered independent for the purposes of National Instrument 58-101 – Disclosure of Corporate Governance Practices and NASDAQ Rule 5605(a)(2).
5.	Role and Responsibilities of the Board
The Board is responsible for supervising the management of the business and affairs of the Company and is expected to focus on guidance and strategic oversight with a view to increasing shareholder value.
In accordance with the Business Corporations Act (Ontario), in discharging his or her duties, each Director must act honestly and in good faith, with a view to the best interests of the Company. Each Director must also exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
6.	Board Meetings
(a)
In accordance with the constating documents of the Company, meetings of the Board may be held at such times and places as the Chair may determine and as many times per year as necessary to effectively carry out the Board’s responsibilities. The non-employee Directors may meet without senior executives of the Company, as required. The independent Directors shall have regularly scheduled meetings, at least twice annually, without senior executives of the Company and any non-independent Directors.

(b)
The Chair shall be responsible for establishing or causing to be established the agenda for each Board meeting, and for ensuring that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.

(c)
The Chair (or other Directors as delegated by the Chair from time to time) may invite, at its discretion, any other individuals to attend its meetings. Senior executives of the Company shall attend a meeting if invited by the Chair (or another Director delegated by the Chair).

7.	Delegations and Approval Authorities
(a)
The Board shall appoint the chief executive officer of the Company (the “CEO”) and delegate to the CEO and other senior executives the authority over the day-to-day management of the business and affairs of the Company.

(b)
The Board may delegate certain matters it is responsible for to the committees of the Board, currently consisting of the Audit Committee, and the Governance, Compensation and Nominating Committee. The Board may appoint other committees, as it deems appropriate, to the extent permissible under applicable law. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

8.	Strategic Planning Process and Risk Management
(a)
The Board shall adopt a strategic planning process to establish objectives and goals for the Company’s business and shall review, approve and modify as appropriate the strategies proposed by senior executives to achieve such objectives and goals. The Board shall review and approve, at least on an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the Company’s business and affairs.

(b)
The Board, in conjunction with management, shall be responsible to identify the principal risks of the Company’s business and oversee management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks. Pursuant to its duty to oversee the implementation of effective risk management policies and procedures, the Board may delegate to applicable Board committees the responsibility for assessing and implementing appropriate policies and procedures to address specified risks, including delegation of financial and related risk management to the Audit Committee and delegation of risks associated with compensation policies and practices to the Governance, Compensation and Nominating Committee.

9.	Succession Planning, Appointment and Supervision of Senior Executives
(a)
The Board shall approve the corporate goals and objectives of the CEO and review the performance of the CEO against such corporate goals and objectives. The Board shall take steps to satisfy itself as to the integrity of the CEO and other senior executives of the Company and that the CEO and other senior executives create a culture of integrity throughout the organization.

(b)
The Board shall approve the succession plan for the Company, including the selection, appointment, supervision and evaluation of the senior executives of the Company, and shall also approve the compensation of the senior executives of the Company upon recommendation of the Governance, Compensation and Nominating Committee. The CEO may not be present during voting or deliberations on his/her executive compensation.

10.	Financial Reporting and Internal Controls
The Board shall review and monitor, with the assistance of the Audit Committee, the adequacy and effectiveness of the Company’s system of internal controls over financial reporting, including any significant deficiencies or changes in internal control and the quality and integrity of the Company’s external financial reporting processes.
11.	Regulatory Filings
The Board shall approve applicable regulatory filings that require or are advisable for the Board to approve, which the Board may delegate in accordance with Section 7(b) of this mandate. These include, but are not limited to, the annual audited financial statements, interim financial statements and related management’s discussion and analysis accompanying such financial statements, earnings press releases, management proxy circulars, annual information forms and annual reports, prospectuses and offering documents and other applicable disclosure.
12.	Corporate Disclosure and Communications
The Board will seek to ensure that corporate disclosure of the Company complies with all applicable laws, rules and regulations and the rules and regulations of the stock exchanges upon which the Company’s securities are listed. In addition, the Board shall adopt appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.

13.	Corporate Policies
The Board shall adopt and periodically review policies and procedures designed to ensure that the Company and its Directors, officers and employees comply with all applicable laws, rules and regulations and conduct the Company’s business ethically and with honesty and integrity.
14.	Review of Mandate
The Board may, from time to time, permit departures from the terms of this Board Mandate, either prospectively or retrospectively. This Board Mandate is not intended to give rise to civil liability on the part of the Company or its Directors or officers, to shareholders, security holders, customers, suppliers, competitors, employees or other persons, or to any other liability whatsoever on their part.
The Board may review and recommend changes to this Board Mandate from time to time and the Governance, Compensation and Nominating Committee may periodically review and assess the adequacy of this mandate and recommend any proposed changes to the Board for consideration.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GTMS2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51448-P13830

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREENBROOK TMS INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of each of the nominated directors to serve until the 2025 Annual Meeting of Shareholders or until their successors are elected or appointed.

Nominees:	For	Withhold
1a. Brian P. Burke	☐	☐
1b. Colleen Campbell	☐	☐
1c. Sasha Cucuz	☐	☐
1d. Juliana Elstad	☐	☐
1e. Bill Leonard	☐	☐
1f. Surindra Mann	☐	☐
1g. Frank Tworecke	☐	☐
1h. Elias Vamvakas	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V51449-P13830

GREENBROOK TMS INC.
Annual Meeting of Shareholders
June 26, 2024 10:00 A.M. E.T.
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Sasha Cucuz, or failing him, Bill Leonard, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of GREENBROOK TMS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at 10:00 A.M. Eastern Time on June 26, 2024, at www.virtualshareholdermeeting.com/GTMS2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side